AMERICAN BALANCED FUND, INC.
                                    Part B

                      Statement of Additional Information
                                MARCH 1, 1997
                          (as amended November 1, 1997)

This document is not a prospectus but should be read in conjunction with the current Prospectus of American Balanced Fund, Inc. (the fund or AMBAL) dated March 1, 1997 (as amended July 15, 1997). The Prospectus may be obtained from your investment dealer or financial planner or by writing to the fund at the following address:

                          American Balanced Fund, Inc.
                             Attention:  Secretary
                           One Market, Steuart Tower
                                P.O. Box 7650
                           San Francisco, CA  94120
                          Telephone:  (415) 421-9360

Shareholders who purchase shares at net asset value through eligible retirement plans should note that not all of the services or features described below may be available to them, and they should contact their employer for details.

                               Table of Contents
     Item                                                      Page No.

DESCRIPTION OF CERTAIN SECURITIES                              1
FUNDAMENTAL POLICIES AND INVESTMENT RESTRICTIONS               4
FUND OFFICERS AND DIRECTORS                                    7
MANAGEMENT                                                     10
DIVIDENDS, DISTRIBUTIONS AND FEDERAL TAXES                     13
PURCHASE OF SHARES                                             16
REDEEMING SHARES                                               22
SHAREHOLDER ACCOUNT SERVICES AND PRIVILEGES                    23
EXECUTION OF PORTFOLIO TRANSACTIONS                            25
GENERAL INFORMATION                                            25
INVESTMENT RESULTS                                             27
FINANCIAL STATEMENTS                                           ATTACHED


                       DESCRIPTION OF CERTAIN SECURITIES

The descriptions below are intended to supplement the material in the prospectus under "Investment Policies and Risks."

BOND RATINGS - The fund may invest in debt securities which are rated in the top four quality categories by any national rating service (or unrated but determined to be of equivalent quality by Capital Research and Management Company) including bonds rated at least BBB by Standard & Poor's Corporation or Baa by Moody's Investors Service, Inc. (see below). Although the fund is not normally required to dispose of a security in the event that its rating is reduced below the current minimum rating required for its purchase (or it is not rated and its quality becomes equivalent to such a security), if, as a result of a downgrade or otherwise, the fund holds more than 5% of its net assets in these securities (also known as "high-yield, high-risk securities"), the fund will dispose of the excess as expeditiously as possible.

Standard & Poor's Corporation: "AAA", "AA", "A" and "BBB" are the four highest bond rating categories, and are described as follows:

"Debt rated 'AAA' has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong."

"Debt rated 'AA' has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in a small degree."

"Debt rated 'A' has a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of change in circumstances and economic conditions, than debt in higher categories."

"Debt rated 'BBB' is regarded as having capacity to pay interest and repay principal. These bonds normally exhibit adequate protection parameters, but adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and pay principal than for debt in higher rated categories."

Standard & Poor's applies indicators "+", no character and "-" to its rating categories. The indicators show relative standing within the major rating categories.

Moody's Investors Service, Inc.: "Aaa", "Aa", "A" and "Baa" are the four highest bond rating categories, and are described as follows:

"Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as 'gilt edge.' Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues."

"Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities."

"Bonds rated A are judged to be of upper medium grade obligations. These bonds possess many favorable investment attributes. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future."

"Bonds rated Baa are judged to be of medium grade obligations. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well."

Moody's also supplies numerical indicators 1, 2 and 3 to rating categories. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and 3 indicates a ranking toward the lower end of that generic rating category.

CASH AND CASH EQUIVALENTS - These securities include (1) commercial paper (short-term notes issued by corporations or governmental bodies), (2) commercial bank obligations (E.G., certificates of deposit (interest bearing time deposits), and bankers' acceptances (time drafts on a commercial bank where the bank accepts an irrevocable obligation to pay at maturity)) , (3) savings association and savings bank obligations (E.G., certificates of deposit issued by savings banks or savings associations), (4) securities of the U.S. Government, its agencies or instrumentalities that mature, at the time of purchase, or may be redeemed, in one year or less, and (5) corporate bonds and notes that mature, at the time of purchase, or that may be redeemed, in one year or less.

FORWARD COMMITMENTS - The fund may enter into commitments to purchase or sell securities at a future date. When a fund purchases such securities it assumes the risk of any decline in value of the security beginning on the date of the agreement. When a fund sells such securities it does not participate in further gains or losses with respect to such securities beginning on the date
of the agreement.   If the other party to such a transaction fails to deliver
or pay for the securities, the fund could miss a favorable price or yield opportunity or could experience a loss.

As the fund's aggregate commitments under these transactions increase, the opportunity for leverage similarly may increase. The fund will not use these transactions for the purpose of leveraging and will segregate liquid assets which will be marked to market daily in an amount sufficient to meet its payment obligations in these transactions. Although these transactions will not be entered into for leveraging purposes, to the extent the fund's aggregate commitments under these transactions exceed its segregated assets , the fund temporarily could be in a leveraged position (because it will have an amount greater than its net assets subject to market risk). Should market values of the fund's portfolio securities decline while the fund is in a leveraged position, greater depreciation of its net assets would likely occur than were it not in such a position. The fund will not borrow money to settle these transactions and, therefore, will liquidate other portfolio securities in advance of settlement if necessary to generate additional cash to meet its obligations thereunder.

The fund also may enter into "roll" transactions, which consist of the sale of GNMA certificates or other securities together with a commitment to purchase similar, but not identical, securities at a future date. The fund intends to treat roll transactions as two separate transactions: one involving the purchase of a security and a separate transaction involving the sale of a security. Since the fund does not intend to enter into roll transactions for financing purposes, it may treat these transactions as not falling within the definition of "borrowing" set forth in Section 2(a)(23) of the Investment Company Act of 1940.

WARRANTS AND RIGHTS - The fund may acquire warrants, which are issued as a unit together with a bond or preferred stock. Warrants generally entitle the holder to buy common stock at a specified price, usually higher than the current market price. Warrants may be issued with an expiration date or in perpetuity. The fund may also acquire rights, which are similar to warrants except that they normally entitle the holder to purchase common stock at a lower price than the current market price. Rights generally expire in less than four weeks.


PORTFOLIO TURNOVER - Portfolio changes will be made without regard to the length of time particular investments may have been held. Short-term trading profits are not the fund's objective and changes in its investments are generally accomplished gradually, though short-term transactions may occasionally be made. High portfolio turnover (100% or more) involves correspondingly greater transaction costs in the form of dealer spreads or brokerage commissions, and may result in the realization of net capital gains, which are taxable when distributed to shareholders. Fixed-income securities are generally traded on a net basis and usually neither brokerage commissions nor transfer taxes are involved. The fund's portfolio turnover rate would equal 100% if each security in the fund's portfolio were replaced once per year. Under normal circumstances, it is anticipated that portfolio turnover for common stocks in the fund's portfolio will not exceed 100% on an annual basis, and that portfolio turnover for other securities will not exceed 100% on an annual basis.

                FUNDAMENTAL POLICIES AND INVESTMENT RESTRICTIONS

The fund has adopted certain fundamental policies and investment restrictions which cannot be changed without shareholder approval. (Approval requires the affirmative vote of 67% or more of the voting securities present at a meeting of shareholders, provided more than 50% of such securities are represented at the meeting or the vote of more than 50% of the outstanding voting securities, whichever is less.)

 1. To invest in a diversified list of securities, including common stocks, preferred stocks, and bonds, to the extent considered advisable by management.

 2. To allocate its investments among different industries as well as among individual companies. The amount invested in an industry will vary from time to time in accordance with the judgment of management, but 25% or more of the value of the fund's total assets shall not be invested in securities of issuers in any one industry (other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities).

 3. Not to invest in companies for the purpose of exercising control or management.

 4. Not to invest more than 5% of the value of its total assets in the securities of any one issuer (except the U.S. Government).

 5. Not to acquire more than 10% of the outstanding voting securities, or 10% of all of the securities, of any one issuer.

 6. Not to borrow more than 5% of the gross assets of the fund taken at cost or at value, whichever is lower, and to borrow only from banks and as a temporary measure for extraordinary or emergency purposes. The fund shall not mortgage, pledge, hypothecate, or in any other manner transfer as security for any indebtedness, any of its assets.

 7. Not to underwrite the sale, or participate in any underwriting or selling group in connection with the public distribution, of any security. The fund may invest not more than 10% of its net assets in, and subsequently distribute, as permitted by law, securities and other assets for which there is no ready market.

 8. Not to purchase securities on margin (except that it may obtain such short-term credits as may be necessary for the clearance of purchases or sales of securities).

 9. Not to engage in the purchase or sale of real estate. Investments in real estate investment trusts which may invest only in mortgages or other security interests are not deemed purchases of real estate.

 10. Not to purchase or sell commodities or commodity contracts.

 11. Not to participate on a joint or a joint and several basis in any trading account in securities. (The "bunching" of orders for the sale or purchase of marketable portfolio securities with other accounts under the management of the Investment Adviser to save brokerage costs or average prices among them is not deemed to result in a securities trading account.)

 12. Not to make loans of money or securities to any person or firm; provided, however, that the acquisition for investment of bonds, debentures, notes or other evidences of indebtedness of any corporation or government shall not be construed to be the making of a loan.

 13. Not to effect short sales of securities.

 14. Not to purchase from or sell securities to the Investment Adviser or the Principal Underwriter or their officers or directors, the fund's officers or directors, and any companies of which they are affiliates, except in connection with (i) an exercise of rights concerning securities owned by the fund, (ii) the reorganization, recapitalization, consolidation or merger of a company whose securities are owned by the fund, (iii) a transaction in fund shares, or
(iv) a permitted transaction with other investment companies advised by the Investment Adviser.

 15. Not to knowingly invest in securities of other managed investment companies, or, in any event, invest in securities of managed registered investment companies, except in connection with a merger, consolidation, acquisition of assets or other reorganization approved by the fund's shareholders.

 16. Not to invest more than 75% of the value of the fund's net assets in common stocks, such percentage including the value of that portion of convertible securities attributable to the conversion feature.

 17. Not to purchase or retain the securities issued by a corporation any of whose officers, directors or shareholders is an officer or director of the fund or the Investment Adviser if, after such purchase, one or more of such officers and directors owning beneficially more than 1/2 of 1% of the securities of such corporation together own beneficially more than 5% of such securities.

 18. Not to write, purchase or sell options.

For purposes of Investment Restriction #7, restricted securities are treated as not readily marketable by the fund, with the exception of those securities that have been determined to be liquid pursuant to procedures adopted by the fund's Board of Directors. Notwithstanding Investment Restriction #15, the fund may invest in securities of other investment companies if deemed advisable by its officers in connection with the administration of a deferred compensation plan adopted by Directors pursuant to an exemptive order granted by the Securities and Exchange Commission.


                          FUND OFFICERS AND DIRECTORS
                     Directors and Director Compensation

NAME, ADDRESS         POSITION         PRINCIPAL            AGGREGATE              TOTAL               TOTAL
AND AGE               WITH             OCCUPATION(S)        COMPENSATION           COMPENSATION        NUMBER
                      REGISTRANT       DURING PAST 5        (INCLUDING             (INCLUDING          OF FUND
                                       YEARS                VOLUNTARILY            VOLUNTARILY         BOARDS ON
                                       (POSITIONS           DEFERRED               DEFERRED            WHICH
                                       WITHIN THE           COMPENSATION/1/)       COMPENSATION)       DIRECTOR
                                       ORGANIZATIONS        FROM THE               FROM ALL            SERVES/3/
                                       LISTED MAY           FUND DURING            FUNDS MANAGED
                                       HAVE CHANGED         FISCAL                 BY CAPITAL
                                       DURING THIS          YEAR ENDED             RESEARCH AND
                                       PERIOD)              12/31/96               MANAGEMENT
                                                                                   COMPANY/2/
                                                                                   FOR THE YEAR
                                                                                   ENDED
                                                                                   12/31/96

Robert A. Fox         Director         President and        $10,650/4/             $81,750/4/          5
P.O. Box 457                           Chief
1000 Davis                             Executive
Street                                 Officer,
Livingston, CA                         Foster Farms
95334                                  Inc.  Former
Age:  59                               President,
                                       Revlon
                                       International.

Roberta L.            Director         Consultant;          $10,350                $43,650             3
Hazard                                 Rear Admiral,
1419 Audmar                            United
Drive                                  States Navy (Retired).
 McLean, VA 22101
 Age:  62

Leonade D.            Director         Former               $10,650/4/             $74,600/4/          5
Jones                                  Treasurer, The
1536 Los                               Washington
Montes Drive                           Post Company.
Burlingame, CA
94010
Age:  49

John G.               Director         The IBJ              $14,200/4/             $153,800/4/         7
McDonald                               Professor of
Graduate                               Finance,
School of                              Graduate
Business                               School of
Stanford                               Business,
University                             Stanford
Stanford, CA                           University.
94305
Age:  59

+James W.             Director         Senior               None/5/                None/5/             8
Ratzlaff                               Partner, The
P.O. Box 7650                          Capital Group
San Francisco,                         Partners L.P.
CA 94120
Age:  60

Henry E. Riggs        Director         President,           $13,300/4/             $79,500/4/          5
Graduate                               Graduate
Institute of                           Institute of
Applied                                  Applied Life
Life Sciences                          Sciences at
at Claremont                           Claremont;
1263 North                             former,
Dartmouth                              President and
Claremont, CA                          Professor of
91711                                  Engineering,
Age:  62                               Harvey Mudd
                                       College.

+Walter P.            Chairman of      Chairman,            None/5/                None/5/             8
Stern                 the Board        Capital Group
630 Fifth                              International,
Avenue                                 Inc.; Vice
New York, NY                           Chairman,
10111                                  Capital
Age:  68                               Research
                                       International;
                                       Chairman,
                                       Capital
                                       International,
                                       Inc.;
                                       Director,
                                       Temple-Inland
                                       Inc.
                                       (forest
                                       products).

Patricia K.           Director         Private              $13,600                $82,050             5
Woolf                                  investor;
506 Quaker                             Lecturer,
Road                                   Department of
Princeton, NJ                          Molecular
08540                                  Biology,
Age:  62                               Princeton
                                       University.


+ "Interested persons" within the meaning of the Investment Company Act of 1940 (the 1940 Act) on the basis of their affiliation with the fund's Investment Adviser, Capital Research and Management Company or the parent of the Investment Adviser, The Capital Group Companies, Inc..

/1/ Amounts may be deferred by eligible directors under a non-qualified deferred compensation plan adopted by the Fund in 1993. Deferred amounts accumulate at an earnings rate determined by the total return of one or more funds in The American Funds Group as designated by the Director.

/2/ Capital Research and Management Company manages The American Funds Group consisting of 28 funds: AMCAP Fund, Inc, American Balanced Fund, Inc., American High-Income Municipal Bond Fund, Inc., American High-Income Trust, American Mutual Fund, Inc., The Bond Fund of America, Inc., The Cash Management Trust of America, Capital Income Builder, Inc., Capital World Growth and Income Fund, Inc., Capital World Bond Fund, Inc., EuroPacific Growth Fund, Fundamental Investors, Inc., The Growth Fund of America, Inc., The Income Fund of America, Inc., Intermediate Bond Fund of America, The Investment Company of America, Limited Term Tax-Exempt Bond Fund of America, The New Economy Fund, New Perspective Fund, Inc., SMALLCAP World Fund, Inc., The Tax-Exempt Bond Fund of America, Inc., The Tax-Exempt Fund of California, The Tax-Exempt Fund of Maryland, The Tax-Exempt Fund of Virginia, The Tax-Exempt Money Fund of America, The U. S. Treasury Money Fund of America, U.S. Government Securities Fund and Washington Mutual Investors Fund, Inc. Capital Research and Management Company also manages American Variable Insurance Series and Anchor Pathway Fund which serve as the underlying investment vehicle for certain variable insurance contracts; and Bond Portfolio for Endowments, Inc. and Endowments, Inc. whose shares may be owned only by tax-exempt organizations.

/3/ Includes funds managed by Capital Research and Management Company and affiliates.

/4/ Since the plan's adoption, the total amounts of deferred compensation accrued by the fund (plus earnings thereon) for participating Directors are as
follows:   Robert A. Fox ($77,517), Leonade D. Jones ($23,892), John G.
McDonald ($34,507) and Henry E. Riggs ($38,205). Amounts deferred and accumulated earnings thereon are not funded and are general unsecured liabilities of the fund until paid to the Director.

/5/ James W. Ratzlaff and Walter P. Stern are affiliated with the Investment Adviser and, accordingly, receive no compensation from the fund.


                                       OFFICERS
              (with their principal occupations for the past five years)#

NAME AND ADDRESS                  AGE        POSITION(S) HELD WITH      PRINCIPAL OCCUPATION(S) DURING
                                             REGISTRANT                 PAST 5 YEARS

Robert G. O'Donnell               52         President                  Senior Vice President and
P.O. Box 7650                                                           Director, Capital Research and
San Francisco, CA 94120                                                 Management Company

Abner D. Goldstine                67         Senior Vice President      Senior Vice President and
11100 Santa Monica Blvd.                                                Director, Capital Research and
Los Angeles, CA 90025                                                   Management Company

Paul G. Haaga, Jr.                48         Senior Vice President      Executive Vice President and
333 South Hope Street                                                   Director, Capital Research and
Los Angeles, CA 90071                                                   Management Company; Director,
                                                                        American Funds Service Company

Eric S. Richter                   36         Vice President             Vice President, Investment
3000 K Street, N.W., Suite                                              Management Group, Capital
230                                                                     Research and Management Company
Washington, D.C. 20007

Patrick F. Quan                   38         Secretary                  Vice President, Fund Business
P.O. Box 7650                                                           Management Group, Capital
San Francisco, CA 94120                                                 Research and Management Company

Mary C. Hall                      39         Treasurer                  Senior Vice President - Fund
135 South State College                                                 Business Management Group,
Blvd.                                                                   Capital Research and Management
Brea, CA 92821                                                          Company

R. Marcia Gould                   42         Assistant Treasurer        Vice President, Fund Business
135 South State College                                                 Management Group, Capital
Blvd.                                                                   Research and Management Company
Brea, CA 92821



All of the directors and officers, except for Mr. Richter, are also officers and/or directors and/or trustees of one or more of the other funds for which Capital Research and Management Company serves as Investment Adviser. No compensation is paid by the fund to any officer or director who is a director, officer or employee of the Investment Adviser or affiliated companies. The fund pays fees of $5,500 per annum to directors who are not affiliated with the Investment Adviser, plus $700 for each Board of Directors meeting attended, plus $300 for each meeting attended as a member of a committee of the Board of Directors. The directors may elect, on a voluntary basis, to defer all or a portion of their fees through a deferred compensation plan in effect for the fund. The fund also reimburses certain expenses of the directors who are not affiliated with the Investment Adviser. As of December 31, 1996 the officers and directors of the fund and their families, as a group, owned beneficially or of record less than 1% of the outstanding shares.

                                   MANAGEMENT

INVESTMENT ADVISER - The Investment Adviser, founded in 1931, maintains research facilities in the U.S. and abroad (Los Angeles, San Francisco, New York, Washington D.C., London, Geneva, Singapore, Hong Kong and Tokyo), with a staff of professionals, many of whom have a number of years of investment experience. The Investment Adviser is located at 333 South Hope Street, Los Angeles, CA 90071, and at 1135 South College Boulevard, Brea, CA 92821. The Investment Adviser's research professionals travel several million miles a year, making more than 5,000 research visits in more than 50 countries around the world. The Investment Adviser believes that it is able to attract and retain quality personnel.

An affiliate of the Investment Adviser compiles indices for major stock markets around the world and compiles and edits the Morgan Stanley Capital International Perspective, providing financial and market information about more than 2,400 companies around the world.

The Investment Adviser is responsible for managing more than $100 billion of stocks, bonds and money market instruments and serves over five million investors of all types. These investors include privately owned businesses and large corporations as well as schools, colleges, foundations and other non-profit and tax-exempt organizations.

INVESTMENT ADVISORY AND SERVICE AGREEMENT - The Investment Advisory and Service Agreement (the Agreement) between the fund and the Investment Adviser, dated July 1, 1993, and approved by the shareholders on June 22, 1993, was amended by the Board of Directors effective on November 1, 1997. Its renewal was approved by the unanimous vote of the Board of Directors of the fund on October 22, 1997. The Agreement shall be in effect until the close of business on December 31, 1997 and may be renewed from year to year thereafter, provided that any such renewal has been specifically approved at least annually by (i) the Board of Directors of the fund, or by the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the fund, and (ii) the vote of a majority of directors who are not parties to the Agreement or interested persons (as defined in said Act) of any such party, cast in person, at a meeting called for the purpose of voting on such approval. The Agreement also provides that either party has the right to terminate it without penalty, upon 60 days' written notice to the other party, and that the Advisory Agreement automatically terminates in the event of its assignment (as defined in said Act).

The Investment Adviser, in addition to providing investment advisory services, furnishes the services and pays the compensation and travel expenses of persons to perform the executive, administrative, clerical and bookkeeping functions of the fund, and provides suitable office space, necessary small office equipment and utilities, general purpose accounting forms, supplies, and postage used at the offices of the fund relating to the services furnished by the Investment Adviser. The fund pays all expenses not specifically assumed by the Investment Adviser, including, but not limited to, custodian, stock transfer and dividend disbursing fees and expenses; costs of the designing, printing and mailing of reports, prospectuses, proxy statements, and notices to its shareholders; taxes; expenses of the issuance and redemption of shares of the fund (including stock certificates, registration and qualification fees and expenses); expenses pursuant to the fund's Plan of Distribution (described below); legal and auditing expenses; compensation, fees, and expenses paid to directors unaffiliated with the Investment Adviser; association dues; and costs of stationery and forms prepared exclusively for the fund.

Capital Research and Management Company receives a management fee at the annual rate of 0.42% on the first $500 million of the fund's average net assets, 0.324% of such assets over $500 million to $1 billion, 0.30% of such assets over $1 billion to $1.5 billion, 0.282% of such assets over $1.5 billion to $2.5 billion, 0.27% of such assets over $2.5 billion to $4 billion, 0.262% of such assets over $4 billion to $6.5 billion, 0.255% of such assets over $6.5 billion to $10.5 billion, and 0.25% of such assets over $10.5 billion.

The Agreement provides for an advisory fee reduction to the extent that the fund's annual ordinary operating expenses exceed 1-1/2% of the first $30 million of the average net assets of the fund and 1% of the average net assets in excess thereof. Expenses which are not subject to this limitation are interest, taxes, and extraordinary expenses. Expenditures, including costs incurred in connection with the purchase or sale of portfolio securities, which are capitalized in accordance with generally accepted accounting principles applicable to investment companies, are accounted for as capital items and not as expenses.

During the years ended December 31, 1996, 1995 and 1994, the Investment Adviser received from the fund advisory fees of $10,835,000, $8,091,000 and $6,234,000, respectively.

PRINCIPAL UNDERWRITER - American Funds Distributors, Inc. (the Principal Underwriter) is the principal underwriter of the fund's shares. The Principal Underwriter is located at 333 South Hope Street, Los Angeles, CA 90071, 135 South State College Boulevard, Brea, CA 92821, 8000 IH-10 West, San Antonio, TX 78230, 8332 Woodfield Crossing Boulevard, Indianapolis, IN 46240, and 5300 Robin Hood Road, Norfolk, VA 23513. The fund has adopted a Plan of Distribution (the Plan), pursuant to rule 12b-1 under the 1940 Act. The Principal Underwriter receives amounts payable pursuant to the Plan (described below) and commissions consisting of that portion of the sales charge remaining after the discounts which it allows to investment dealers. Commissions retained by the Principal Underwriter on sales of fund shares during the year ended December 31, 1996 amounted to $2,545,000 after allowance of $12,512,000 to dealers. During the years ended December 31, 1995 and 1994, the Principal Underwriter retained $1,918,000 and $1,598,000, after allowance of $9,904,000 and $8,038,000 to dealers, respectively.

As required by rule 12b-1, the Plan (together with the Principal Underwriting Agreement) has been approved by the Board of Directors, and separately by a majority of the directors who are not interested persons of the fund and who have no direct or indirect financial interest in the operation of the Plan or the Principal Underwriting Agreement, and the Plan has been approved by the vote of a majority of the outstanding voting securities of the fund. The officers and directors who are "interested" persons of the fund may be considered to have a direct or indirect financial interest in the operation of the Plan due to present or past affiliations with the Investment Adviser and related companies. Potential benefits of the plan to the fund include improved shareholder services, savings to the fund in transfer agency costs, savings to the fund in advisory fees and other expenses, benefits to the investment process from growth or stability of assets and maintenance of a financially healthy management organization. The selection and nomination of directors who are not "interested persons" of the fund are committed to the discretion of the directors who are not interested persons during the existence of the Plan. The Plan is reviewed quarterly and must be renewed annually by the Board of Directors.

Under the Plan the fund may expend up to 0.25% of its net assets annually to finance any activity which is primarily intended to result in the sale of fund shares, provided the fund's Board of Directors has approved the category of expenses for which payment is being made. These include service fees for qualified dealers and dealer commissions and wholesaler compensation on sales of shares exceeding $1 million (including purchases by any employer-sponsored 403(b) plan or purchases by any defined contribution plan qualified under
Section 401(a) of the Internal Revenue Code including a "401(k)" plan with 200 or more eligible employees). Only expenses incurred during the preceding 12 months and accrued while the Plan is in effect may be paid by the fund. During the year ended December 31, 1996, the fund paid or accrued $8,808,000 for compensation to dealers under the Plan.

The Glass-Steagall Act and other applicable laws, among other things, generally prohibit commercial banks from engaging in the business of underwriting, selling or distributing securities, but permit banks to make shares of mutual funds available to their customers and to perform administrative and shareholder servicing functions. However, judicial or administrative decisions or interpretations of such laws, as well as changes in either federal or state statutes or regulations relating to the permissible activities of banks or their subsidiaries of affiliates, could prevent a bank from continuing to perform all or a part of its servicing activities. If a bank were prohibited from so acting, shareholder clients of such bank would be permitted to remain shareholders of the fund and alternate means for continuing the servicing of such shareholders would be sought. In such event, changes in the operation of the fund might occur and shareholders serviced by such bank might no longer be able to avail themselves of any automatic investment or other services then being provided by such bank. It is not expected that shareholders would suffer adverse financial consequences as a result of any of these occurrences.

In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein and certain banks and financial institutions may be required to be registered as dealers pursuant to state law.

                   DIVIDENDS, DISTRIBUTIONS AND FEDERAL TAXES

The fund intends to meet all the requirements, and has elected the tax status, of a "regulated investment company," under the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended, (the Code). Under Subchapter M, if the fund distributes within specified times at least 90% of its investment company taxable income, it will be taxed only on that portion of such investment company taxable income that it retains.

To qualify, the fund must (a) derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, and gains from the sale or other disposition of stock, securities, currencies or other income derived with respect to its business of investing in such stock, securities or currencies; (b) derive less than 30% of its gross income from the gains or sale or other disposition of stock or securities held less than three months; and (c) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the fund's assets is represented by cash, cash items, U.S. Government securities, securities of other regulated investment companies, and other securities (but such other securities must be limited, in respect of any one issuer, to an amount not greater than 5% of the fund's assets and 10% of the outstanding voting securities of such issuer), and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies), or in two or more issuers which the fund controls and which are engaged in the same or similar trades or businesses or related trades or businesses.

Under the Code, a nondeductible excise tax of 4% is imposed on the excess of a regulated investment company's "required distribution" for the calendar year ending within the regulated investment company's taxable year over the "distributed amount" for such calendar year. The term "required distribution" means the sum of (i) 98% of ordinary income (generally net investment income) for the calendar year, (ii) 98% of capital gains (both long-term and short-term) for the one-year period ending on October 31 (as though the one-year period ending on October 31 were the regulated investment company's taxable year), and (iii) the sum of any untaxed, undistributed net investment income and net capital gains of the regulated investment company for prior periods. The term "distributed amount" generally means the sum of (i) amounts actually distributed by the fund from its current year's ordinary income and capital gain net income and (ii) any amount on which the fund pays income tax for the year. The fund intends to distribute net investment income and net capital gains so as to minimize or avoid the excise tax liability.

The fund also intends to continue distributing to shareholders all of the excess of net long-term capital gain over net short-term capital loss on sales of securities. If the net asset value of shares of the fund should, by reason of a distribution of realized capital gains, be reduced below a shareholder's cost, such distribution would to that extent be a return of capital to that shareholder even though taxable to the shareholder, and a sale of shares by a shareholder at net asset value at that time would establish a capital loss for federal tax purposes.

Dividends generally are taxable to shareholders at the time they are paid. However, dividends declared in October, November and December and made payable to shareholders of record in such a month are treated as paid and are thereby taxable as of December 31, provided that the fund pays the dividend no later than the end of January of the following year.

Corporate shareholders of the fund may be eligible for the dividends-received deduction on the dividends (excluding the net capital gain distributions) paid by the fund to the extent that the fund's income is derived from dividends (which, if received directly, would qualify for such deduction) received from domestic corporations. In order to qualify for the dividends-received deduction, a corporate shareholder must hold the fund shares paying the dividends upon which the deduction is based for at least 46 days.

If a shareholder exchanges or otherwise disposes of shares of the fund within 90 days of having acquired such shares, and if, as a result of having acquired those shares, the shareholder subsequently pays a reduced sales charge for shares of the fund, or of a different fund, the sales charge previously incurred in acquiring the fund's shares will not be taken into account (to the extent such previous sales charges do not exceed the reduction in sales charges) for the purpose of determining the amount of gain or loss on the exchange, but will be treated as having been incurred in the acquisition of such other shares. Also, any loss realized on a redemption or exchange of shares of a fund will be disallowed to the extent substantially identical shares are re-acquired within the 61-day period beginning 30 days before and ending 30 days after the shares are disposed of.

The fund may be required to pay withholding and other taxes imposed by foreign countries generally at rates from 10% to 40% which would reduce the fund's investment income. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. Not more than 50% of the total assets of the fund is expected to consist of securities of foreign issuers. Therefore, the fund will not be eligible to elect to "pass through" foreign tax credits to shareholders and, to the extent the fund does pay foreign withholding or other foreign taxes on investments in foreign securities, shareholders will not be able to deduct their pro rata shares of such taxes in computing their taxable income and will not be able to take their shares of such taxes as a credit against their U.S. income taxes.

Under the Code, distributions of net investment income by the fund to a shareholder who, as to the U.S., is a nonresident alien individual, nonresident alien fiduciary of a trust or estate, foreign corporation or foreign partnership (a foreign shareholder) will be subject to U.S. withholding tax (at a rate of 30% or lower treaty rate). Withholding will not apply if a dividend paid by the fund to a foreign shareholder is "effectively connected" with a U.S. trade or business, in which case the reporting and withholding requirements applicable to U.S. citizens, U.S. residents, or domestic corporations will apply. Distributions of net long-term capital gains not effectively connected with a U.S. trade or business are not subject to tax withholding, but in the case of a foreign shareholder who is a nonresident alien individual, such distributions ordinarily will be subject to U.S. income tax at a rate of 30% if the individual is physically present in the U.S. for more than 182 days during the taxable year.

As of the date of this statement of additional information, the maximum federal individual stated tax rate applicable to ordinary income is 39.6% (effective tax rates may be higher for some individuals due to phase out of exemptions and elimination of deductions); the maximum individual tax rate applicable to net capital gains is 28%; and the maximum corporate tax applicable to ordinary income and net capital gains is 35%. However, to eliminate the benefit of lower marginal corporate income tax rates, corporations which have taxable income in excess of $100,000 for a taxable year will be required to pay an additional amount of tax of up to $11,750 and corporations which have taxable income in excess of $15,000,000 for a taxable year will be required to pay an additional amount of tax of up to $100,000. Naturally, the amount of tax payable by a shareholder with respect to either distributions from the fund or disposition of fund shares will be affected by a combination of tax law rules covering, E.G., deductions, credits, deferrals, exemptions, sources of income and other matters. Under the Code, an individual is entitled to establish an IRA each year (prior to the tax return filing deadline for the year) whereby earnings on investments are tax-deferred. In addition, in some cases, the IRA contribution itself may be deductible.

The foregoing is limited to a summary of federal taxation and should not be viewed as a comprehensive discussion of all provisions of the Code relevant to investors. Dividends and capital gain distributions may also be subject to state or local taxes. Investors are urged to consult their tax advisers with specific reference to their own tax situations.


                               PURCHASE OF SHARES

METHOD                       INITIAL INVESTMENT                    ADDITIONAL INVESTMENTS

                             See "Investment Minimums and          $50 minimum (except where a lower
                             Fund Numbers" for initial             minimum is noted under "Investment
                             investment minimums.                  Minimums and Fund Numbers").

By contacting your           Visit any investment dealer who       Mail directly to your investment
investment dealer            is registered in the state            dealer's address printed on your
                             where the purchase is made and        account statement.
                             who has a sales agreement with
                             American Funds Distributors.

By mail                      Make your check payable to the        Fill out the account additions
                             fund and mail to the address          form at the bottom of a recent
                             indicated on the account              account statement, make
                             application.  Please indicate         your check payable to the fund,
                             an investment dealer on the           write your account number on your
                             account application.                  check, and mail the check and form
                                                                   in the envelope provided with your
                                                                   account statement.

By telephone                 Please contact your investment        Complete the "Investments by
                             dealer to open account, then          Phone" section on the account
                             follow the procedures for             application or American FundsLink
                             additional investments.               Authorization Form.  Once you
                                                                   establish the privilege, you, your
                                                                   financial advisor or any person
                                                                   with your account information can
                                                                   call American FundsLine(r) and make
                                                                   investments by telephone (subject
                                                                   to conditions noted in "Telephone
                                                                   Purchases, Sales and Exchanges"
                                                                   in the prospectus).

By wire                      Call 800/421-0180 to obtain           Your bank should wire your
                             your account number(s), if            additional investments in the same
                             necessary.  Please indicate an        manner as described under "Initial
                             investment dealer on the              Investment."
                             account.  Instruct your bank to
                             wire funds to:
                             Wells Fargo Bank
                             155 Fifth Street
                             Sixth Floor
                             San Francisco, CA 94106
                             (ABA #121000248)
                             For credit to the account of:
                             American Funds Service
                             Company
                             a/c #4600-076178
                             (fund name)
                             (your fund acct. no.)

THE FUNDS AND AMERICAN FUNDS DISTRIBUTORS RESERVE THE RIGHT TO REJECT ANY PURCHASE ORDER.




INVESTMENT MINIMUMS AND FUND NUMBERS - Here are the minimum initial investments required by the funds in The American Funds Group along with fund numbers for use with our automated phone line, American FundsLine(r) (see description below):

FUND                                                                  MINIMUM            FUND
                                                                      INITIAL            NUMBER
                                                                      INVESTMENT

STOCK AND STOCK/BOND FUNDS

AMCAP Fund(r)                                                                            02
                                                                      $1,000

American Balanced Fund(r)                                                                11
                                                                      500

American Mutual Fund(r)                                                                  03
                                                                      250

Capital Income Builder(r)                                                                12
                                                                      1,000

Capital World Growth and Income Fund(sm)                                                 33
                                                                      1,000

EuroPacific Growth Fund(r)                                                               16
                                                                      250

Fundamental Investors(sm)                                                                10
                                                                      250

The Growth Fund of America(r)                                                            05
                                                                      1,000

The Income Fund of America(r)                                                            06
                                                                      1,000

The Investment Company of America(r)                                                     04
                                                                      250

The New Economy Fund(r)                                                                  14
                                                                      1,000

New Perspective Fund(r)                                                                  07
                                                                      250

SMALLCAP World Fund(r)                                                                   35
                                                                      1,000

Washington Mutual Investors Fund(sm)                                                     01
                                                                      250

BOND FUNDS

American High-Income Municipal Bond Fund(r)                                              40
                                                                      1,000

American High-Income Trust(sm)                                                           21
                                                                      1,000

The Bond Fund of America(sm)                                                             08
                                                                      1,000

Capital World Bond Fund(r)                                                               31
                                                                      1,000

Intermediate Bond Fund of America(sm)                                                    23
                                                                      1,000

Limited Term Tax-Exempt Bond Fund of America(sm)                                         43
                                                                      1,000

The Tax-Exempt Bond Fund of America(r)                                                   19
                                                                      1,000

The Tax-Exempt Fund of California(r)*                                                    20
                                                                      1,000

The Tax-Exempt Fund of Maryland(r)*                                                      24
                                                                      1,000

The Tax-Exempt Fund of Virginia(r)*                                                      25
                                                                      1,000

U.S. Government Securities Fund(sm)                                                      22
                                                                      1,000

MONEY MARKET FUNDS

The Cash Management Trust of America(r)                                                  09
                                                                      2,500

The Tax-Exempt Money Fund of America(sm)                                                 39
                                                                      2,500

The U.S. Treasury Money Fund of America(sm)                                              49
                                                                      2,500

___________
*Available only in certain states.



For retirement plan investments, the minimum is $250, except that the money market funds have a minimum of $1,000 for individual retirement accounts
(IRAs). Minimums are reduced to $50 for purchases through "Automatic Investment Plans" (except for the money market funds) or to $25 for purchases by retirement plans through payroll deductions and may be reduced or waived for shareholders of other funds in The American Funds Group. TAX-EXEMPT FUNDS SHOULD NOT SERVE AS RETIREMENT PLAN INVESTMENTS. The minimum is $50 for additional investments (except as noted above).

DEALER COMMISSIONS - The sales charges you pay when purchasing the stock, stock/bond, and bond funds of The American Funds Group are set forth below. The money market funds of The American Funds Group are offered at net asset value. (See "Investment Minimums and Fund Numbers" for a listing of the funds.)

AMOUNT OF PURCHASE                               SALES CHARGE AS                             DEALER
AT THE OFFERING PRICE                            PERCENTAGE OF THE:                          CONCESSION
                                                                                             AS PERCENTAGE
                                                                                             OF THE
                                                                                             OFFERING
                                                                                             PRICE

                                                 NET AMOUNT               OFFERING
                                                 INVESTED                 PRICE

STOCK AND STOCK/BOND FUNDS

Less than $50,000                                6.10%
                                                                          5.75%              5.00%

$50,000 but less than $100,000                   4.71
                                                                          4.50               3.75

BOND FUNDS

Less than $25,000                                4.99
                                                                          4.75               4.00

$25,000 but less than $50,000                    4.71
                                                                          4.50               3.75

$50,000 but less than $100,000                   4.17
                                                                          4.00               3.25

STOCK, STOCK/BOND, AND BOND FUNDS

$100,000 but less than $250,000                  3.63
                                                                          3.50               2.75

$250,000 but less than $500,000                  2.56
                                                                          2.50               2.00

$500,000 but less than $1,000,000                2.04
                                                                          2.00               1.60

$1,000,000 or more                               none                     none               (see below)


Commissions of up to 1% will be paid to dealers who initiate and are responsible for purchases of $1 million or more, for purchases by any employer-sponsored 403(b) plan or purchases by any defined contribution plan qualified under Section 401(a) of the Internal Revenue Code including a "401(k)" plan with 200 or more eligible employees, and for purchases made at net asset value by certain retirement plans of organizations with collective retirement plan assets of $100 million or more: 1.00% on amounts of $1 million to $2 million, 0.80% on amounts over $2 million to $3 million, 0.50% on amounts over $3 million to $50 million, 0.25% on amounts over $50 million to $100 million, and 0.15% on amounts over $100 million. The level of dealer commissions will be determined based on sales made over a 12-month period commencing from the date of the first sale at net asset value.

American Funds Distributors, at its expense (from a designated percentage of its income), will, during calendar year 1997, provide additional compensation to dealers. Currently these payments are limited to the top one hundred dealers who have sold shares of the fund or other funds in The American Funds Group. These payments will be based on a pro rata share of a qualifying dealer's sales. American Funds Distributors will, on an annual basis, determine the advisability of continuing these payments.

Any employer-sponsored 403(b) plan or defined contribution plan qualified under
Section 401(a) of the Internal Revenue Code including a "401(k)" plan with 200 or more eligible employees or any other purchaser investing at least $1 million in shares of the fund (or in combination with shares of other funds in The American Funds Group other than the money market funds) may purchase shares at net asset value; however, a contingent deferred sales charge of 1% is imposed on certain redemptions made within twelve months of the purchase. (See "Redeeming Shares--Contingent Deferred Sales Charge.") Investments by retirement plans, foundations or endowments with $50 million or more in assets may be made with no sales charge and are not subject to a contingent deferred sales charge.

Qualified dealers currently are paid a continuing service fee not to exceed 0.25% of average net assets (0.15% in the case of the money market funds) annually in order to promote selling efforts and to compensate them for providing certain services. These services include processing purchase and redemption transactions, establishing shareholder accounts and providing certain information and assistance with respect to the fund.

NET ASSET VALUE PURCHASES - The stock, stock/bond and bond funds may sell shares at net asset value to: (1) current or retired directors, trustees, officers and advisory board members of the funds managed by Capital Research and Management Company, employees of Washington Management Corporation, employees and partners of The Capital Group Companies, Inc. and its affiliated companies, certain family members of the above persons, and trusts or plans primarily for such persons; (2) current registered representatives, retired registered representatives with respect to accounts established while active, or full-time employees (and their spouses, parents, and children) of dealers who have sales agreements with American Funds Distributors (or who clear transactions through such dealers) and plans for such persons or the dealers;
(3) companies exchanging securities with the fund through a merger, acquisition or exchange offer; (4) trustees or other fiduciaries purchasing shares for certain retirement plans of organizations with retirement plan assets of $50 million or more; (5) insurance company separate accounts; (6) accounts managed by subsidiaries of The Capital Group Companies, Inc.; and (7) The Capital Group Companies, Inc., its affiliated companies and Washington Management Corporation. Shares are offered at net asset value to these persons and organizations due to anticipated economies in sales effort and expense.

STATEMENT OF INTENTION - The reduced sales charges and offering prices set forth in the Prospectus apply to purchases of $50,000 or more made within a 13-month period subject to the following statement of intention (the Statement) terms. The Statement is not a binding obligation to purchase the indicated amount. When a shareholder elects to utilize the Statement in order to qualify for a reduced sales charge, shares equal to 5% of the dollar amount specified in the Statement will be held in escrow in the shareholder's account out of the initial purchase (or subsequent purchases, if necessary) by the Transfer Agent. All dividends and any capital gain distributions on shares held in escrow will be credited to the shareholder's account in shares (or paid in cash, if requested). If the intended investment is not completed within the specified 13-month period, the purchaser will remit to the Principal Underwriter the difference between the sales charge actually paid and the sales charge which would have been paid if the total of such purchases had been made at a single time. If the difference is not paid within 45 days after written request by the Principal Underwriter or the securities dealer, the appropriate number of shares held in escrow will be redeemed to pay such difference. If the proceeds from this redemption are inadequate, the purchaser will be liable to the Principal Underwriter for the balance still outstanding. The Statement may be revised upward at any time during the 13-month period, and such a revision will be treated as a new Statement, except that the 13-month period during which the purchase must be made will remain unchanged and there will be no retroactive reduction of the sales charges paid on prior purchases. Existing holdings eligible for rights of accumulation (see the prospectus and account application) may be credited toward satisfying the Statement. During the Statement period reinvested dividends and capital gain distributions, investments in money market funds, and investments made under a right of reinstatement will not be credited toward satisfying the Statement.

In the case of purchase orders by the trustees of certain retirement plans by payroll deduction, the sales charge for the investments made during the 13-month period will be handled as follows: The regular monthly payroll deduction investment will be multiplied by 13 and then multiplied by 1.5. The current value of existing American Funds investments (other than money market fund investments) and any rollovers or transfers reasonably anticipated to be invested in non-money market American Funds during the 13-month period are added to the figure determined above. The sum is the Statement amount and applicable breakpoint level. On the first investment and all other investments made pursuant to the Statement, a sales charge will be assessed according to the sales charge breakpoint thus determined. There will be no retroactive adjustments in sales charges on investments previously made during the 13-month period.

Shareholders purchasing shares at a reduced sales charge under a Statement indicate their acceptance of these terms with their first purchase.

AGGREGATION - Sales charge discounts are available for certain aggregated investments. Qualifying investments include those by you, your spouse and your children under the age of 21, if all parties are purchasing shares for their own account(s), which may include purchases through employee benefit plan(s) such as an IRA, individual-type 403(b) plan or single-participant Keogh-type plan or by a business solely controlled by these individuals (for example, the individuals own the entire business) or by a trust (or other fiduciary arrangement) solely for the benefit of these individuals. Individual purchases by a trustee(s) or other fiduciary(ies) may also be aggregated if the investments are (1) for a single trust estate or fiduciary account, including an employee benefit plan other than those described above or (2) made for two or more employee benefit plans of a single employer or of affiliated employers as defined in the Investment Company Act of 1940, again excluding employee benefit plans described above, or (3) for a diversified common trust fund or other diversified pooled account not specifically formed for the purpose of accumulating fund shares. Purchases made for nominee or street name accounts (securities held in the name of an investment dealer or another nominee such as a bank trust department instead of the customer) may not be aggregated with those made for other accounts and may not be aggregated with other nominee or street name accounts unless otherwise qualified as described above.

PRICE OF SHARES - Purchases of shares are made at the offering price next determined after the purchase order is received by the fund or American Funds Service Company; this offering price is effective for orders received prior to the time of determination of the net asset value and, in the case of orders placed with dealers, accepted by the Principal Underwriter prior to its close of business. In case of orders sent directly to the fund or American Funds Service Company, an investment dealer must be indicated. The dealer is responsible for promptly transmitting purchase orders to the Principal Underwriter. Orders received by the investment dealer, the Transfer Agent, or the fund after the time of determination of the net asset value will be entered at the next calculated offering price. Prices which appear in the newspaper are not always indicative of prices at which you will be purchasing and redeeming shares of the fund, since such prices generally reflect the previous day's closing price whereas purchases and redemptions are made at the next calculated price.

The price you pay for shares, the offering price, is based on the net asset value per share which is calculated once daily at the close of trading (currently 4:00 p.m., New York time) each day the New York Stock Exchange is open. The New York Stock Exchange is currently closed on weekends and on the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas Day. The net asset value per share is determined as follows:

 1. Stocks, and convertible bonds and debentures, traded on a national securities exchange (or reported on the NASDAQ national market) and securities traded in the over-the-counter market stated at the last reported sales price on such exchange on the day of valuation; other securities, and securities for which no sale was reported on that date, are stated at the last-quoted bid price. Non convertible bonds, debentures and other long-term debt securities normally are valued at prices obtained for the day of valuation from a bond pricing service provided by a major dealer in bonds, when such prices are available; however, in circumstances where the Investment Adviser deems it appropriate to do so, such securities will be valued at the mean of their representative quoted bid and asked prices or, if such prices are not available, at prices for securities of comparable maturity, quality and type. U.S. Treasury bills, and other short-term obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, certificates of deposit issued by banks, corporate short-term notes and other short-term investments with original or remaining maturities in excess of 60 days are valued at the mean of representative quoted bid and asked prices for such securities or, if such prices are not available, for securities of comparable maturity, quality and type. Short-term securities with 60 days or less to maturity are valued at amortized cost, which approximates market value. Other securities are valued on the basis of last sale or bid prices in what is, in the opinion of the Investment Adviser, the broadest and most representative market, which may be either a securities exchange or the over-the-counter market. Where quotations are not readily available, securities are valued at fair value as determined in good faith by the Board of Directors or a committee thereof. The fair value of all other assets is added to the value of securities to arrive at the total assets;

 2. There are deducted from total assets, thus determined, the liabilities, including proper accruals of taxes and other expense items; and

 3. The value of the net assets so obtained is then divided by the total number of shares outstanding, and the result, rounded to the nearer cent, is the net asset value per share.

                                REDEEMING SHARES

By writing to American Funds Service            Send a letter of instruction specifying the name
Company (at the appropriate address             of the fund, the number of shares or dollar amount
indicated under "Principal Underwriter          to be sold, your name and account number.  You
and Transfer Agent" in the prospectus)          should also enclose any share certificates
                                                you wish to redeem.  For redemptions over $50,000
                                                and for certain redemptions of $50,000 or less
                                                (see below), your signature must be guaranteed by
                                                a bank, savings association, credit union, or
                                                member firm of a domestic stock exchange or the
                                                National Association of Securities Dealers, Inc.
                                                that is an eligible guarantor institution.  You
                                                should verify with the institution that it is an
                                                eligible guarantor prior to signing.  Additional
                                                documentation may be required for redemption of
                                                shares held in corporate, partnership or fiduciary
                                                accounts.  Notarization by a Notary Public is not
                                                an acceptable signature guarantee.

By contacting your investment dealer            If you redeem shares through your investment
                                                dealer, you may be charged for this service.
                                                SHARES HELD FOR YOU IN YOUR INVESTMENT DEALER'S
                                                STREET NAME MUST BE REDEEMED THROUGH THE DEALER.

You may have a redemption check sent to         You may use this option, provided the account is
you by using American FundsLine(r) or by        registered in the name of an individual(s), a
telephoning, faxing, or telegraphing            UGMA/UTMA custodian, or a non-retirement plan
American Funds Service Company (subject         trust.  These redemptions may not exceed $10,000
to the conditions noted in this section         per day, per fund account and the check must be
and in "Telephone Purchases, Sales and          made payable to the shareholder(s) of record and
Exchanges" in the prospectus)                   be sent to the address of record provided the
                                                address has been used with the account for at
                                                least 10 days.  See "Principal Underwriter and
                                                Transfer Agent" in the prospectus and "Exchange
                                                Privilege" below for the appropriate telephone or
                                                fax number.

In the case of the money market funds,          Upon request (use the account application for the
you may have redemptions wired to your          money market funds) you may establish telephone
bank by telephoning American Funds              redemption privileges (which will enable you to
Service Company ($1,000 or more) or by          have a redemption sent to your bank account)
writing a check ($250 or more)                  and/or check writing privileges.  If you request
                                                check writing privileges, you will be provided
                                                with checks that you may use to draw against your
                                                account.  These checks may be made payable to
                                                anyone you designate and must be signed by the
                                                authorized number of registered shareholders
                                                exactly as indicated on your checking account
                                                signature card.



A SIGNATURE GUARANTEE IS NOT CURRENTLY REQUIRED FOR ANY REDEMPTION OF $50,000 OR LESS PROVIDED THE REDEMPTION CHECK IS MADE PAYABLE TO THE REGISTERED SHAREHOLDER(S) AND IS MAILED TO THE ADDRESS OF RECORD, PROVIDED THE ADDRESS HAS BEEN USED WITH THE ACCOUNT FOR AT LEAST 15 DAYS.

CONTINGENT DEFERRED SALES CHARGE - A contingent deferred sales charge of 1% applies to certain redemptions made within twelve months of purchase on investments of $1 million or more and on any investment made with no initial sales charge by any employer-sponsored 403(b) plan or defined contribution plan qualified under Section 401(a) of the Internal Revenue Code including a "401(k)" plan with 200 or more eligible employees. The charge is 1% of the lesser of the value of the shares redeemed (exclusive of reinvested dividends and capital gain distributions) or the total cost of such shares. Shares held for the longest period are assumed to be redeemed first for purposes of calculating this charge. The charge is waived for exchanges (except if shares acquired by exchange were then redeemed within 12 months of the initial purchase); for distributions from qualified retirement plans and other employee benefit plans; for redemptions resulting from participant-directed switches among investment options within a participant-directed employer-sponsored retirement plan; for distributions from 403(b) plans or IRAs due to death, disability or attainment of age 591/2; for tax-free returns of excess contributions to IRAs; for redemptions through certain automatic withdrawals not exceeding 10% of the amount that would otherwise be subject to the charge; and for redemptions in connection with loans made by qualified retirement plans.

                 SHAREHOLDER ACCOUNT SERVICES AND PRIVILEGES

AUTOMATIC INVESTMENT PLAN - The automatic investment plan enables shareholders to make regular monthly or quarterly investments in shares through automatic charges to their bank accounts. With shareholder authorization and bank approval, the Transfer Agent will automatically charge the bank account for the amount specified ($50 minimum), which will be automatically invested in shares at the offering price on or about the dates you select. Bank accounts will be charged on the day or a few days before investments are credited, depending on the bank's capabilities, and shareholders will receive a confirmation statement at least quarterly. Participation in the plan will begin within 30 days after receipt of the account application. If the shareholder's bank account cannot be charged due to insufficient funds, a stop-payment order or the closing of the account, the plan may be terminated and the related investment reversed. The shareholder may change the amount of the investment or discontinue the plan at any time by writing to the Transfer Agent.

AUTOMATIC REINVESTMENT - Dividends and capital gain distributions are reinvested in additional shares at no sales charge unless you indicate otherwise on the account application. You also may elect to have dividends and/or capital gain distributions paid in cash by informing the fund, American Funds Service Company or your investment dealer.

CROSS-REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS - A shareholder in one fund may elect to cross-reinvest dividends or dividends and capital gain distributions paid by that fund (the paying fund) into any other fund in The American Funds Group (the receiving fund) subject to the following conditions:
(i) the aggregate value of the shareholder's account(s) in the paying fund(s) must equal or exceed $5,000 (this condition is waived if the value of the account in the receiving fund equals or exceeds that fund's minimum initial investment requirement), (ii) as long as the value of the account in the receiving fund is below that fund's minimum initial investment requirement, dividends and capital gain distributions paid by the receiving fund must be automatically reinvested in the receiving fund, and (iii) if this privilege is discontinued with respect to a particular receiving fund, the value of the account in that fund must equal or exceed the fund's minimum initial investment requirement or the fund shall have the right, if the shareholder fails to increase the value of the account to such minimum within 90 days after being notified of the deficiency, automatically to redeem the account and send the proceeds to the shareholder. These cross-reinvestments of dividends and capital gain distributions will be at net asset value (without sales charge).

EXCHANGE PRIVILEGE - You may exchange shares into other funds in The American Funds Group. Exchange purchases are subject to the minimum investment requirements of the fund purchased and no sales charge generally applies. However, exchanges of shares from the money market funds are subject to applicable sales charges on the fund being purchased, unless the money market fund shares were acquired by an exchange from a fund having a sales charge, or by reinvestment or cross-reinvestment of dividends or capital gain distributions.

You may exchange shares by writing to American Funds Service Company (see "Redeeming Shares"), by contacting your investment dealer, by using American FundsLine(r) (see "American FundsLine(r)" below), or by telephoning 800/421-0180 toll-free, faxing (see "Principal Underwriter and Transfer Agent" in the prospectus for the appropriate fax numbers) or telegraphing American Funds Service Company. (See "Telephone Redemptions and Exchanges" below.) Shares held in corporate-type retirement plans for which Capital Guardian Trust Company serves as trustee may not be exchanged by telephone, fax or telegraph. Exchange redemptions and purchases are processed simultaneously at the share prices next determined after the exchange order is received. (See "Purchase of Shares--Price of Shares.") THESE TRANSACTIONS HAVE THE SAME TAX CONSEQUENCES AS ORDINARY SALES AND PURCHASES.

AUTOMATIC EXCHANGES - You may automatically exchange shares (in amounts of $50 or more) among any of the funds in The American Funds Group on any day (or preceding business day if the day falls on a non-business day) of each month you designate. You must either meet the minimum initial investment requirement for the receiving fund OR the originating fund's balance must be at least $5,000 and the receiving fund's minimum must be met within one year.

AUTOMATIC WITHDRAWALS - Withdrawal payments are not to be considered as dividends, yield or income. Automatic investments may not be made into a shareholder account from which there are automatic withdrawals. Withdrawals of amounts exceeding reinvested dividends and distributions and increases in share value would reduce the aggregate value of the shareholder's account. The Transfer Agent arranges for the redemption by the fund of sufficient shares, deposited by the shareholder with the Transfer Agent, to provide the withdrawal payment specified.

ACCOUNT STATEMENTS - Your account is opened in accordance with your registration instructions. Transactions in the account, such as additional investments and dividend reinvestments, will be reflected on regular confirmation statements from American Funds Service Company. Purchases through automatic investment plans and certain retirement plans will be confirmed at least quarterly.

AMERICAN FUNDSLINE(R) - You may check your share balance, the price of your shares, or your most recent account transaction, redeem shares (up to $50,000 per shareholder each day), or exchange shares around the clock with American FundsLine(r). To use this service, call 800/325-3590 from a TouchTonet telephone. Redemptions and exchanges through American FundsLine(r) are subject to the conditions noted above and in "Redeeming Shares--Telephone Redemptions and Exchanges" below. You will need your fund number (see the list of funds in The American Funds Group under "Purchase of Shares--Investment Minimums and Fund Numbers"), personal identification number (the last four digits of your Social Security number or other tax identification number associated with your account) and account number.

TELEPHONE REDEMPTIONS AND EXCHANGES - By using the telephone (including American FundsLine(r)), fax or telegraph redemption and/or exchange options, you agree to hold the fund, American Funds Service Company, any of its affiliates or mutual funds managed by such affiliates, and each of their respective directors, trustees, officers, employees and agents harmless from any losses, expenses, costs or liability (including attorney fees) which may be incurred in connection with the exercise of these privileges. Generally, all shareholders are automatically eligible to use these options. However, you may elect to opt out of these options by writing American Funds Service Company (you may also reinstate them at any time by writing American Funds Service Company). If American Funds Service Company does not employ reasonable procedures to confirm that the instructions received from any person with appropriate account information are genuine, the fund may be liable for losses due to unauthorized or fraudulent instructions. In the event that shareholders are unable to reach the fund by telephone because of technical difficulties, market conditions, or a natural disaster, redemption and exchange requests may be made in writing only.

                      EXECUTION OF PORTFOLIO TRANSACTIONS

Orders for the fund's portfolio securities transactions are placed by the Investment Adviser. The Investment Adviser strives to obtain the best available prices in its portfolio transactions taking into account the costs and promptness of executions. When circumstances relating to a proposed transaction indicate that a particular broker (either directly or through its correspondent clearing agent) is in a position to obtain the best price and execution, the order is placed with that broker. This may or may not be a broker who has provided investment research, statistical, or other related services to the Investment Adviser or has sold shares of the fund or other funds served by the Investment Adviser. The fund does not consider that it has an obligation to obtain the lowest available commission rate to the exclusion of price, service and qualitative considerations.

There are occasions on which portfolio transactions for the fund may be executed as part of concurrent authorizations to purchase or sell the same security for other of the funds served by the Investment Adviser, or for trusts or other accounts served by affiliated companies of the Investment Adviser. Although such concurrent authorizations potentially could be either advantageous or disadvantageous to the fund, they are effected only when the Investment Adviser believes that to do so is in the interest of the fund. When such concurrent authorizations occur, the objective is to allocate the executions in an equitable manner. The fund will not pay a mark-up for research in principal transactions.

Brokerage commissions paid on portfolio transactions, including dealer concessions on underwritings, during the years ended December 31, 1996, 1995 and 1994 amounted to $3,205,000, $2,653,000 and $1,050,000, respectively.

                              GENERAL INFORMATION

CUSTODIAN OF ASSETS - Securities and cash owned by the fund, including proceeds from the sale of shares of the fund and of securities in the fund's portfolio, are held by The Chase Manhattan Bank, One Chase Manhattan Plaza, New York, NY 10081, as Custodian.

TRANSFER AGENT - American Funds Service Company, a wholly owned subsidiary of the Investment Adviser, maintains the record of each shareholder's account, processes purchases and redemptions of the fund's shares, acts as dividend and capital gain distribution disbursing agent, and performs other related shareholder service functions. American Funds Service Company was paid a fee of $2,582,000 for the fiscal year ended December 31, 1996.

INDEPENDENT AUDITORS - Deloitte & Touche LLP located at 1000 Wilshire Boulevard, Los Angeles, CA 90017, serves as the fund's independent auditors providing audit services, preparing tax returns and reviewing certain documents of the fund to be filed with the Securities and Exchange Commission. The financial statements included in this Statement of Additional Information from the Annual Report have been so included in reliance on the report of Deloitte & Touche LLP given on the authority of said firm as experts in accounting and auditing.

REMOVAL OF DIRECTORS BY SHAREHOLDERS - At any meeting of shareholders, duly called and at which a quorum is present, the shareholders may, by the affirmative vote of the holders of a majority of the votes entitled to be cast thereon, remove any director or directors from office and may elect a successor or successors to fill any resulting vacancies for the unexpired terms of removed directors. The fund has made an undertaking, at the request of the staff of the Securities and Exchange Commission, to apply the provisions of section 16(c) of the 1940 Act with respect to the removal of directors as though the fund were a common-law trust. Accordingly, the directors of the fund will promptly call a meeting of shareholders for the purpose of voting upon the question of removal of any director when requested in writing to do so by the record holders of not less than 10% of the outstanding shares.

REPORTS TO SHAREHOLDERS - The fund's fiscal year ends on December 31. Shareholders are provided at least semi-annually with reports showing the investment portfolio, financial statements and other information. The annual financial statements are audited by the fund's independent auditors, Deloitte & Touche LLP, whose selection is determined annually by the Board of Directors.

PERSONAL INVESTING POLICY - Capital Research and Management Company and its affiliated companies have adopted a personal investing policy consistent with Investment Company Institute guidelines. This policy includes: a ban on acquisitions of securities pursuant to an initial public offering; restrictions on acquisitions of private placement securities; pre-clearance and reporting requirements; review of duplicate confirmation statements; annual recertification of compliance with codes of ethics; disclosure of personal holdings by certain investment personnel prior to recommendation for purchase for the fund; blackout periods on personal investing for certain investment personnel; ban on short-term trading profits for investment personnel; limitations on service as a director of publicly traded companies; and disclosure of personal securities transactions.

The financial statements including the investment portfolio and the report of Independent Auditors contained in the Annual Report are included in this Statement of Additional Information. The following information is not included in the Annual Report:

DETERMINATION OF NET ASSET VALUE,
REDEMPTION PRICE AND
MAXIMUM OFFERING PRICE PER SHARE--DECEMBER 31, 1996

Net asset value and redemption price per share                    $14.55
  (Net assets divided by shares outstanding)

Maximum offering price per share                                  $15.44
  (100/94.25 of net asset value per share which takes into
     account the fund's current maximum sales charge.)


                               INVESTMENT RESULTS

The fund's yield is 3.64% based on a 30-day (or one month) period ended December 31, 1996, computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

 YIELD = 2[(a-b/cd+1)/6/-1]

Where: a = dividends and interest earned during the period.

  b  = expenses accrued for the period (net of reimbursements).

  c = the average daily number of shares outstanding during the period that were entitled to receive dividends.

  d  = the maximum offering price per share on the last day of the period.

The fund's average annual total returns for the one, five and ten-year periods ended on December 31, 1996 were +6.68%, +10.63% and +11.25%, respectively. The average annual total return (T) is computed by using the value at the end of the period (ERV) of a hypothetical initial investment of $1,000 (P) over a period of years (n) according to the following formula as required by the Securities and Exchange Commission: P(1+T)/n/ = ERV.

To calculate total return, an initial investment is divided by the offering price (which includes the sales charge) as of the first day of the period in order to determine the initial number of shares purchased. Subsequent dividends and capital gain distributions are then reinvested at net asset value on the reinvestment date determined by the Board of Directors. The sum of the initial shares purchased and shares acquired through reinvestment is multiplied by the net asset value per share as of the end of the period in order to determine ending value. The difference between the ending value and the initial investment divided by the initial investment converted to a percentage equals total return. The resulting percentage indicates the positive or negative investment results that an investor would have experienced from reinvested dividends and capital gain distributions and changes in share price during the period. Total return may be calculated for one year, five years, ten years and for other periods of years. The average annual total return over periods greater than one year also may be computed by utilizing ending values as determined above.

The following assumptions will be reflected in computations made in accordance with the formula stated above: (1) deduction of the maximum sales load of 5.75% from the $1,000 initial investment; (2) reinvestment of dividends and distributions at net asset value on the reinvestment date determined by the Board; and (3) a complete redemption at the end of any period illustrated.

The fund may also calculate a distribution rate on a taxable and tax equivalent basis. The distribution rate is computed by dividing the dividends paid by the fund over the last 12 months by the sum of the month-end net asset value or maximum offering price and the capital gains paid over the last 12 months. The distribution rate may differ from the yield.

The fund may include information on its investment results and/or comparisons of its investment results to various unmanaged indices (such as The Dow Jones Average of 30 Industrial Stocks, The Standard & Poor's 500 Stock Composite Index, the Lehman Brothers Corporate Bond Index, the Lehman Brothers Aggregate Bond Index and the Salomon Brothers High-Grade Corporate Bond Index) or results of other mutual funds or investment or savings vehicles in advertisements or in reports furnished to present or prospective shareholders.

The fund may refer to results compiled by organizations such as CDA Investment Technologies, Ibbotson Associates, Lipper Analytical Services, Morningstar, Inc. and Wiesenberger Investment Companies Services and by the U.S. Department of Commerce. Additionally, the fund may, from time to time, refer to results published in various newspapers or periodicals, including Barrons, Forbes, Fortune, Institutional Investor, Kiplinger's Personal Finance Magazine, Money, U.S. News and World Report and The Wall Street Journal.

The fund may, from time to time, illustrate the benefits of tax-deferral by comparing taxable investments to investments made through tax-deferred retirement plans.

The fund may, from time to time, compare its investment results with the Consumer Price Index, which is a measure of the average change in prices over time in a fixed market basket of goods and services (E.G. food, clothing, and fuels, transportation, and other goods and services that people buy for day-to-day living).

The investment results for AMBAL set forth below were calculated as described above. Data contained in Salomon's Market Performance and Lehman Brothers' The Bond Market Report are used to calculate cumulative total return from their base period (12/31/68 and 12/31/72, respectively) for each index. The percentage increases shown in the table below or used in published reports of the fund are obtained by subtracting the index results at the beginning of the period from the index results at the end of the period and dividing the difference by the index results at the beginning of the period.

                      AMBAL vs. Various Unmanaged Indices

10-Year          AMBAL      DJIA/1/     S&P 500/2/     Lehman            Lehman           Salomon            Average
Period                                                 Brothers          Brothers         High-Grade/5/      Savings
1/1 - 12/31                                            Corporate/3/      Aggregate/4/                        Account/6/

1987 - 1996      +190%      +366%       +314%          +140%             +125%            +147%              +67%

1986 - 1995      +200       +360        +299           +171              +151             +192               +69

1985 - 1994      +205       +349        +282           +175              +158             +199               +77

1984 - 1993      +232       +333        +301           +233              +207             +271               +88

1983 - 1992      +246       +367        +346           +225              +203             +248               +99

1982 - 1991      +309       +452        +404           +316              +274             +353               +112

1981 - 1990      +243       +328        +267           +261              +242             +274               +122

1980 - 1989      +298       +426        +402           +236              +223             +240               +125

1979 - 1988      +252       +340        +352           +189              +187             +180               +125

1978 - 1987      +232       +289        +313           +165              +170             +153               +125

1977 - 1986      +221       +221        +264           +167              +171             +158               +125

1976 - 1985      +246       +211        +281           +173              +171             +155               +123

1975#-1984       +275       +143        +198           +134              N/A              +108               +113


________________
# Since July 26, 1975, the period in which Capital Research and Management Company has been the fund's adviser.

/1/ The Dow Jones Average of 30 Industrial Stocks is comprised of 30 industrial companies such as General Motors and General Electric.

/2/ The Standard & Poor's 500 Stock Composite Index is comprised of industrial, transportation, public utilities, and financial stocks and represents a large portion of the value of issues traded on the New York Stock Exchange. Selected issues traded on the American Stock Exchange are also included.

/3/ The Lehman Brothers Corporate Bond Index is comprised of all public, fixed rate, non-convertible investment grade domestic corporate debt. Issues included in this index are rated at least Baa by Moody's Investors Service, BBB by Standard & Poor's Corporation or, in the case of bank bonds not rated by either of the previously mentioned services, BBB by Fitch Investors Service.

/4/ The Lehman Brothers Aggregate Bond Index covers all sectors of the fixed income market and is a combination of the Lehman Brothers Treasury Bond Index, the Agency Bond Index, the Corporate Bond Index, the Yankee Bond Index and the Mortgage Backed Securities Index.

/5/ The Salomon Brothers High-Grade Corporate Bond Index is comprised of a sample of high-grade corporate bonds which have a rating of AAA or AA by Standard & Poor's Corporation.

/6/ Based on figures supplied by the U.S. League of Savings Institutions and the Federal Reserve Board which reflect all kinds of savings deposits, including longer-term certificates. Savings accounts offer a guaranteed return of principal, but no opportunity for capital growth. During a portion of the period, the maximum rates paid on some savings deposits were fixed by law.

If you are considering the fund for an
Individual Retirement Account. . .
Here's how much you would have if you had invested $2,000 on January 1 of each year in AMBAL over the past 5 and 10 years:

5 years                                10 years
(1/1/92-12/31/96)                      (1/1/87-12/31/96)
$13,907                                $38,437


           SEE THE DIFFERENCE TIME CAN MAKE IN AN INVESTMENT PROGRAM

If you had invested $10,000 in AMBAL                              . . . and had taken
this many      years ago                                          all dividends and
                                                                  capital gain
                                                                  distributions
                                                                  in shares, your
                                                                  investment would
                                                                  have been worth
                                                                  this much at
                                                                       12/31/96

|                                                                 |

Number                                        Periods             Value
of Years                                    1/1 - 12/31

1                                                1996             $10,668

2                                           1995-1996             13,562

3                                           1994-1996             13,602

4                                           1993-1996             15,138

5                                           1992-1996             16,568

6                                           1991-1996             20,666

7                                           1990-1996             20,336

8                                           1989-1996             24,718

9                                           1988-1996             27,900

10                                          1987-1996             29,028

11                                          1986-1996             33,926

12                                          1985-1996             43,815

13                                          1984-1996             47,884

14                                          1983-1996             55,643

15                                          1982-1996             71,984

16                                          1981-1996             75,131

17                                          1980-1996             85,884

18                                          1979-1996             92,452

19                                          1978-1996             98,157

20                                          1977-1996             98,881

21                                          1976-1996             124,510

22                                          1975#-1996            131,475



__________________
# Since July 26, 1975, the period in which Capital Research and Management Company has been the fund's adviser.


Illustration of a $10,000 investment in AMBAL with dividends reinvested and capital gain distributions taken in shares
(for the period under CRMC management:  July 26, 1975 - December 31, 1996)

                  COST OF SHARES                                               VALUE OF SHARES

Year         Annual         Dividends        Total          From Initial   From              From            Total
Ended        Dividends      (cumulative)     Investment     Investment     Capital Gains     Dividends       Value
Dec. 31                                      Cost                          Reinvested        Reinvested

1975#        $305           $305             $10,305        $9,629         -                 $319            $9,948

1976         594            899              10,899         11,513         -                 1,020           12,533

1977         656            1,555            11,555         10,990         -                 1,630           12,620

1978         709            2,264            12,264         11,059         -                 2,345           13,404

1979         801            3,065            13,065         11,252         -                 3,175           14,427

1980         1,050          4,115            14,115         12,008         -                 4,490           16,498

1981         1,303          5,418            15,418         11,609         -                 5,615           17,224

1982         1,474          6,892            16,892         13,865         -                 8,415           22,280

1983         1,724          8,616            18,616         15,007         -                 10,862          25,869

1984         1,852          10,468           20,468         13,838         $2,484            11,969          28,291

1985         1,912          12,380           22,380         16,025         4,520             15,982          36,527

1986         2,202          14,582           24,582         14,897         10,863            16,930          42,690

1987         2,710          17,292           27,292         13,934         12,167            18,305          44,406

1988         2,780          20,072           30,072         14,388         14,035            21,700          50,123

1989         3,284          23,356           33,356         15,695         18,227            26,993          60,915

1990         3,457          26,813           36,813         14,195         17,968            27,796          59,959

1991         3,684          30,497           40,497         16,575         21,807            36,383          74,765

1992         3,816          34,313           44,313         16,891         23,986            40,976          81,853

1993         4,072          38,385           48,385         17,290         27,761            46,029          91,080

1994         4,131          42,516           52,516         16,506         26,866            48,014          91,386

1995         4,335          46,851           56,851         19,464         35,427            61,288          116,179

1996         4,684          51,535           61,535         20,014         43,703            67,758          131,475


The dollar amount of capital gain distributions during the period was $35,296. # Since July 26, 1975, the period in which Capital Research and Management Company has been the Fund's adviser.

EXPERIENCE OF INVESTMENT ADVISER - Capital Research and Management Company manages nine common stock funds that are at least 10 years old. In the rolling 10-year periods since January 1, 1967 (127 in all), those funds have had better total returns than the Standard & Poor's 500 Composite Stock Index in 91 of the 127 periods.

Note that past results are not an indication of future investment results. Also, the fund has different investment policies than the funds mentioned above. These results are included solely for the purpose of informing investors about the experience and history of Capital Research and Management Company.




American Balanced Fund
Investment Portfolio                                                                          December 31, 1996
----------------------------------------------                       ---------     ---------          ---------
                                                                       Percent
                                                                            of
TEN LARGEST EQUITY HOLDINGS                                         Net Assets
Philip Morris                                                             1.81%
Atlantic Richfield                                                         1.68
Phillips Petroleum                                                         1.46
Amoco                                                                      1.43
DuPont                                                                     1.39
Ameritech                                                                  1.31
General Re                                                                 1.30
Warner-Lambert                                                             1.29
Fleet Financial                                                            1.27
Georgia-Pacific                                                            1.11


INVESTMENT MIX BY SECURITY TYPE
----------------------------------------------
Stocks                                                                      53%
Goverment Bonds                                                             22%
Corporate Bonds                                                             12%
Convertible Debentures                                                       1%
Cash                                                                        12%

                                                                                      Market            Percent
                                                                       Number          Value             of Net
STOCKS (common and preferred)                                        of Shares         (000)             Assets
----------------------------------------------                       ---------     ---------          ---------
ENERGY
Energy Sources- 5.57%
Amoco Corp.                                                            700,000       $56,350               1.43%
Atlantic Richfield Co.                                                 500,000        66,250               1.68
Exxon Corp.                                                            270,000        26,460                .67
Pennzoil Co.                                                           325,000        18,363                .46
Phillips Petroleum Co.                                               1,300,000        57,525               1.46
Royal Dutch Petroleum Co.
 (New York Registered Shares)                                          140,000        23,905                .61
Ultramar Diamond Shamrock Corp.                                        864,000        27,324                .69
Utilities: Electric & Gas - 2.66%
Baltimore Gas and Electric Co.                                         900,000        24,075                .61
Consolidated Edison Co. of New York, Inc.                              500,000        14,625                .37
Duke Power Co.                                                         500,000        23,125                .59
Pacific Gas and Electric Co.                                           700,000        14,700                .37
PP&L Resources, Inc.                                                   650,000        14,950                .38
Southwestern Public Service Co.                                        375,000        13,265                .34
                                                                                   ---------          ---------
                                                                                     380,917               9.66
                                                                                   ---------          ---------
MATERIALS
Chemicals - 1.99%
Dow Chemical Co.                                                       300,000        23,513                .60
E.I. du Pont de Nemours and Co.                                        580,000        54,737               1.39
Forest Products & Paper - 3.59%                                                                          #VALUE!
Bowater Inc.                                                           525,000        19,753                .50
Georgia-Pacific Corp.                                                  610,000        43,920               1.11
International Paper Co.                                                650,000        26,244                .67
Louisiana-Pacific Corp.                                              1,086,000        22,942                .58
Union Camp Corp.                                                       600,000        28,650                .73
Metals: Nonferrous - 1.09%
Aluminum Co. of America                                                675,000        43,031               1.09
                                                                                   ---------          ---------
                                                                                     262,790               6.67
                                                                                   ---------          ---------
CAPITAL EQUIPMENT
Data Processing & Reproduction - 0.23%
International Business Machines Corp.                                   60,000         9,060                .23
Electrical & Electronic - 1.33%
Nokia Corp., Class A (American Depositary Receipts)                    650,000        37,456                .95
Telefonaktiebolaget LM Ericsson, Class B
 (American Depositary Receipts)                                        500,000        15,094                .38
Industrial Components - 0.75%
Echlin Inc.                                                            600,000        18,975                .48
Rockwell International Corp.                                           175,000        10,653                .27
Machinery & Engineering- 1.21%
Caterpillar Inc.                                                       350,000        26,338                .67
Parker Hannifin Corp.                                                  550,000        21,312                .54
                                                                                   ---------          ---------
                                                                                     138,888               3.52
                                                                                   ---------          ---------
CONSUMER GOODS
Appliances & Household Durables - 0.51%
Philips Electronics NV (New York Registered Shares)                    500,000        20,000                .51
Automobiles - 1.32%
Ford Motor Co., Class A                                                750,000        23,906                .60
Volvo AB, Class B (American Depositary Receipts)                     1,300,000        28,275                .72
Beverages & Tobacco - 2.91%
PepsiCo, Inc.                                                          700,000        20,475                .52
Philip Morris Companies Inc.                                           635,000        71,517               1.81
UST Inc.                                                               700,000        22,663                .58
Food & Household Products - 1.02%
General Mills, Inc.                                                    400,000        25,350                .64
Sara Lee Corp.                                                         400,000        14,900                .38
Health & Personal Care - 5.32%
Abbott Laboratories                                                    102,500         5,202                .13
American Home Products Corp.                                           550,000        32,244                .82
Bristol-Myers Squibb Co.                                               200,000        21,750                .55
Eli Lilly and Co.                                                      200,000        14,600                .37
Kimberly-Clark Corp.                                                   285,000        27,146                .69
Merck & Co., Inc.                                                      300,000        23,775                .60
Pfizer Inc                                                             100,000         8,288                .21
Schering-Plough Corp.                                                  400,000        25,900                .66
Warner-Lambert Co.                                                     680,000        51,000               1.29
Recreation & Other Consumer Products - 1.44%
American Greetings Corp., Class A                                    1,300,000        36,887                .94
Polaroid Corp.                                                         450,000        19,575                .50
                                                                                   ---------          ---------
                                                                                     493,453              12.52
                                                                                   ---------          ---------
SERVICES
Broadcasting & Publishing - 1.12%
Gannett Co., Inc.                                                      350,000        26,206                .67
Time Warner Inc., preferred equity redemption
 cumulative stock                                                      135,000         5,231
Time Warner Inc.                                                       340,000        12,750                .45
Business & Public Services - 2.47%
ACNielsen Corp. /1/                                                    116,666         1,764                .05
Browning-Ferris Industries, Inc.                                     1,475,000        38,719                .98
Cognizant Corp. /1/                                                    350,000        11,550                .29
Dun & Bradstreet Corp.                                                 485,000        11,519                .29
Pitney Bowes Inc.                                                      350,000        19,075                .49
WMX Technologies, Inc.                                                 450,000        14,681                .37
Merchandising - 1.03%
Circuit City Stores, Inc.                                              550,000        16,569                .42
Wal-Mart Stores, Inc.                                                1,050,000        24,019                .61
Telecommunications - 3.15%
Ameritech Corp.                                                        850,000        51,531               1.31
AT&T Corp.                                                           1,000,000        41,750               1.06
MCI Communications Corp.                                               275,000         8,989                .23
U S WEST Communications Group                                          675,000        21,769                .55
                                                                                   ---------          ---------
                                                                                     306,122               7.77
                                                                                   ---------          ---------
FINANCE
Banking - 5.20%
BankAmerica Corp.                                                      400,000        39,900               1.01
CoreStates Financial Corp                                              340,000        17,638                .45
First Virginia Banks, Inc.                                             320,300        15,334                .39
Fleet Financial Group, Inc.                                          1,000,000        49,875               1.27
J.P. Morgan & Co. Inc.                                                  80,000         7,810                .20
National City Corp.                                                    600,000        26,925                .68
NationsBank Corp.                                                      300,000        29,325                .74
U.S. Bancorp                                                           400,000        17,975                .46
Financial Services - 0.83%
ADVANTA Corp., Class B                                                 300,000        12,263                .31
Beneficial Corp.                                                        90,000         5,704                .14
Federal National Mortgage Assn.                                        400,000        14,900                .38
Insurance - 5.24%
Allstate Corp.                                                         350,000        20,256                .51
American General Corp.                                                 500,000        20,437                .52
General Re Corp.                                                       325,000        51,269               1.30
Lincoln National Corp.                                                 230,000        12,075                .31
SAFECO Corp.                                                         1,000,000        39,437               1.00
St. Paul Companies, Inc.                                               460,000        26,968                .68
U S WEST, Inc., DECS convertible preferred shares                      216,700         6,907                .18
USLIFE Corp.                                                           875,000        29,094                .74
                                                                                   ---------          ---------
                                                                                     444,092              11.27
                                                                                   ---------          ---------
MULTI-INDUSTRY AND MISCELLANEOUS
Multi-Industry - 0.16%
Swire Pacific Offshore Financing Ltd. 9.33%
 Cumulative Guaranteed Perpetual Capital Securities /2/                240,000         6,326                .16
Miscellaneous - 1.94%
Other common stocks in initial period of acquisition                                  76,259               1.94
                                                                                   ---------          ---------
                                                                                      82,585               2.10
                                                                                   ---------          ---------
TOTAL STOCKS                                                                       2,108,847              53.51
                                                                                   ---------          ---------
----------------------------------------------                       ---------     ---------          ---------
                                                                     Principal
                                                                        Amount
CONVERTIBLE DEBENTURES                                                   (000)
----------------------------------------------                       ---------     ---------          ---------
CONVERTIBLE PREFERRED SECURITIES


                                                                                 -----------           --------
CONVERTIBLE DEBENTURES
Broadcasting & Publishing - 0.33%
Time Warner Inc. 0% 2012                                                $6,500         2,446
Time Warner Inc. 0% 2013                                                25,000        10,844                .33
Telecommunications  - 0.29%
U S WEST Communications Group 0% 2011                                   32,000        11,600                .29
Transportation: Airlines  - 0.08%
Airborne Freight Corp. 6.75% 2001                                        3,000         3,000                .08
                                                                                   ---------          ---------
TOTAL CONVERTIBLE DEVENTURES                                                          27,890                .70
                                                                                   ---------          ---------
TOTAL EQUITY-TYPE SECURITIES                                                       2,136,737              54.21
                                                                                   ---------          ---------
----------------------------------------------                       ---------     ---------          ---------
BONDS & NOTES
----------------------------------------------                       ---------     ---------          ---------
Industrials - 4.21%
360/0/ Communications Co. 7.125% 2003                                   $5,000         4,940
360/0/ Communications Co. 7.50% 2006                                     5,000         4,960                .25
Dayton Hudson Corp. 10.00% 2010                                          5,000         6,038
Dayton Hudson Corp. 9.50% 2015                                           1,000         1,173                .18
Deere & Co. 8.95% 2019                                                   7,330         8,290                .21
Federal Paper Board Co., Inc. 10.00% 2011                               10,000        12,383                .31
Freeport McMoRan Copper & Gold Inc. 7.20% 2026                           8,000         7,960                .20
General Motors Corp. 8.80% 2021                                         10,000        11,398                .29
Inco Ltd. 9.875% 2019                                                    4,200         4,500
Inco Ltd. 9.60% 2022                                                     5,000         5,448                .25
May Department Stores Co. 9.875% 2021                                    6,500         7,310                .19
Mobil Corp. 8.00% 2032                                                   5,000         5,201                .13
News America Holdings Inc. 10.125% 2012                                  4,000         4,587
News America Holdings Inc. 7.43% 2026                                   10,000        10,100                .37
Occidental Petroleum Corp. 8.50% 2004                                    2,500         2,512
Occidental Petroleum Corp. 9.25% 2019                                    3,000         3,596                .15
OXYMAR 7.50% 2016 /2/                                                    6,000         5,760                .15
Philips Electronics NV 7.20% 2026                                       10,000        10,137                .26
Pohang Iron & Steel Co., Ltd. 7.375% 2005                                3,500         3,548                .09
Polaroid Corp. 8.00% 1999                                               10,000        10,264                .26
Swire Pacific Ltd. 8.50% 2004 /2/                                        5,000         5,357                .14
TCI Communications, Inc. 8.75% 2015                                      4,000         3,952                .10
Tele-Communications, Inc. 9.25% 2023                                     3,000         2,916                .07
Time Warner Inc. 7.75% 2005                                              5,000         5,030
Time Warner Inc. 9.125% 2013                                             5,000         5,458                .27
TKR Cable I, Inc. 10.50% 2007                                            4,000         4,204                .11
USX Corp. 9.375%  2012                                                   7,700         8,935                .23
                                                                                   ---------          ---------
                                                                                     165,957               4.21
                                                                                   ---------          ---------
Electric Utilities - 0.29%
Big Rivers Electric Corp. 10.70% 2017                                    4,000         4,331                .11
Israel Electric Corp. Ltd. 7.25% 2006 /2/                                7,000         6,983                .18
                                                                                   ---------          ---------
                                                                                      11,314                .29
                                                                                   ---------          ---------
Gas Utilities - 0.26%
Columbia Gas System, Inc., Series E, 7.32% 2010                          5,000         4,917                .12
Southern California Gas Co., Series Y, 8.75% 2021                        5,000         5,320                .14
                                                                                   ---------          ---------
                                                                                      10,237                .26
                                                                                   ---------          ---------
Telephone - 0.25%
AT&T Corp. 8.625% 2031                                                   9,350         9,901                .25
                                                                                   ---------          ---------
Transportation - 1.71%
Airplanes Pass Through Trust, pass-through
 certificates, Series 1, Class B, 6.705% 2019 /3/ /4/                    4,856         4,881
Airplanes Pass Through Trust, pass-through
 certificates, Series 1, Class C, 8.15% 2019 /3/                         7,500         7,772                .32
Continental Airlines, Inc., pass-through certificates,
 Series 1996-2B, 8.56% 2014 /3/                                          2,000         2,175
Continental Airlines, Inc., pass-through certificates,
 Series 1996-A, 6.94% 2015 /3/                                          10,000         9,900                .31
Delta Air Lines, Inc., pass-through certificates,
 Series 1992-A2, 9.20% 2014 /3/                                          1,500         1,660
Delta Air Lines, Inc., pass-through certificates,
 Series 1993-A2, 10.50% 2016 /3/                                         5,000         6,108                .20
Federal Express Corp., pass-through certificates,
 Series 1996-A1, 7.85% 2015 /3/                                         10,000        10,382                .26
United Air Lines, Inc. 10.67% 2004                                       5,000         5,913
United Air Lines, Inc., pass-through certificates,
 Series 1995-A1, 9.02% 2012 /3/                                          6,235         6,747
United Air Lines, Inc., pass-through certificates,
 Series 1995-A2, 9.56% 2018 /3/                                          4,000         4,529                .44
USAir, Inc., Class A, 6.76% 2008                                         7,305         7,132                .18
                                                                                   ---------          ---------
                                                                                      67,199               1.71
                                                                                   ---------          ---------
Financial - 2.52%
Aetna Services, Inc. 6.97% 2036                                         10,000        10,183                .26
American Re Corp. 10.875% 2004                                           5,000         5,387                .14
Bank of Nova Scotia 5.875% /4/                                           4,000         3,460                .09
BankAmerica Corp. 8.95% 2004                                             1,900         2,016                .05
Beneficial Corp. 12.875% 2013                                            1,500         1,711                .04
Canadian Imperial Bank of Commerce
 Eurodollar Note 5.813% /4/                                              1,600         1,366                .03
Capital One Bank 8.33% 1997                                              5,000         5,010
Capital One Bank 7.35% 2000                                             10,000        10,154                .51
Capital One Bank 7.15% 2006                                              5,000         5,080
Den Danske Bank AS 7.25% 2005 /2/                                        5,000         5,033                .13
Den Norske CreditBank 5.75% /4/                                          3,000         2,584                .07
First Union Corp. 6.824%/7.574% 2026                                     7,500         7,521                .19
General Motors Acceptance Corp. 9.375% 2000                              5,000         5,405
General Motors Acceptance Corp. 9.625% 2000                              4,000         4,351
General Motors Acceptance Corp. 9.625% 2001                              7,000         7,843                .56
General Motors Acceptance Corp. 8.75% 2005                               4,000         4,424
Golden West Financial Corp. 10.25% 2000                                  1,400         1,574                .04
Metropolitan Life Insurance Co. 7.45% 2023 /2/                           7,500         6,981                .18
Midland Bank PLC 5.875% /4/                                              4,000         3,519                .09
Terra Nova Insurance (UK) Holdings PLC  10.75% 2005                      5,000         5,663                .14
                                                                                   ---------          ---------
                                                                                      99,265               2.52
                                                                                   ---------          ---------
Real Estate - 0.43%
ERP Operating LP 7.95% 2002                                              1,500         1,556                .04
Irvine Co. 7.46% 2006 /2/ /5/                                            2,500         2,389                .06
Security Capital Industrial Trust 7.95% 2008                             3,000         3,085
Security Capital Industrial Trust 7.875% 2009                            5,000         5,142                .21
Shopping Center Associates 6.75% 2004 /2/                                5,000         4,860                .12
                                                                                   ---------          ---------
                                                                                      17,032                .43
                                                                                   ---------          ---------

Collateralized Mortgage/Asset-Backed
Obligations /3/ -  2.08%
Aames Mortgage Trust, pass-through certificates,
 Series 1996-D, Class A-1E, 6.87% 2024                                   5,000         4,976                .13
Case Equipment Loan Trust, Series 1995-A, 7.30% 2002                     4,705         4,758                .12
Collateralized Mortgage Obligation Trust 28,
 Class Z, 8.45% 2017                                                    18,903        19,299                .49
FIRSTPLUS Home Loan Owner Trust, Series 1996-4,
 Class A-3, 6.28% 2009                                                   5,000         4,956                .12
Green Tree Financial Corp., Net Interest Margin
 Trust, Series 1995-A, 7.25% 2005                                        6,578         6,570
Green Tree Financial Corp., Seller and Servicer
 Manufactured Housing Contract, Series 1995-9,
 Class A-5, 6.80% 2027                                                  10,000         9,850                .42
Grupo Financiero Banamex Accival, SA de CV
 0% 2002 /2/                                                             5,509         4,359                .11
IMC Home Equity Loan Trust, Series 1996-4,
 Class A-1, 6.59% 2011                                                   4,613         4,613                .12
J.P. Morgan Commercial Mortgage Finance Corp.,
 pass-through certificates, Series 1996-C3,
 Class A-1, 7.33% 2028                                                   4,926         5,030                .13
Jet Equipment Trust, Series 1995-B, Class B,
 7.83% 2015 /2/                                                          7,781         8,029
Jet Equipment Trust, Series 1995-A, Class B,
 8.64% 2015 /2/                                                          4,858         5,271                .33
Merrill Lynch Mortgage Investors, Inc., Seller
 Manufactured Housing Contract, Series 1995-C2,
 Class A-1, 7.219% 2021                                                  4,129         4,191                .11
                                                                                   ---------          ---------
                                                                                      81,902               2.08
                                                                                   ---------          ---------
Governments (excluding U.S. Government) and
 Governmental Authorities - 0.25%
British Columbia Hydro and Power Authority
 12.50% 2014                                                             2,000         2,310                .06
United Mexican States 7.563% 2001 /2/                                    7,500         7,516                .19
                                                                                   ---------          ---------
                                                                                       9,826                .25
                                                                                   ---------          ---------
Federal Agency Obligations - Mortgage Pass-Throughs /3/ - 3.08%
Federal Home Loan Mortgage Corp.:
 8.50% 2008                                                                261           274
 10.00% 2018                                                             9,059         9,914
 8.50% 2020                                                              8,338         8,738                .57
 7.50% 2022                                                                771           775
 7.50% 2024                                                              2,723         2,729
Federal National Mortgage Assn.:
 7.00% 2008                                                              4,464         4,486
 7.50% 2026                                                             20,000        19,987                .62
Government National Mortgage Assn.:
 11.00% 2015                                                                99           113
 9.50% 2018                                                                124           134
 10.50% 2019                                                                80            90
 8.00% 2023                                                              4,948         5,113
 8.00% 2024                                                              4,725         4,820               1.89
 8.50% 2025                                                              2,621         2,716
 7.50% 2026                                                             24,572        24,580
 8.00% 2026                                                             34,986        35,689
 8.50% 2026                                                              1,060         1,099
                                                                                   ---------          ---------
                                                                                     121,257               3.08
                                                                                   ---------          ---------
Federal Agency Obligations -  Other - 2.04%
Federal Home Loan Mortgage Corp.:
 6.945% 2005                                                             6,500         6,389
 6.555% 2006                                                            10,000         9,652                .41
Federal National Mortgage Assn.:
 8.16% 2000                                                             20,000        20,084
 8.71% 2005                                                             22,000        22,587               1.08
FNSM Callable Principal STRIPS:
 0%/8.20% 2022 /6/                                                      10,000         8,516
 0%/8.25% 2022 /6/                                                       1,500         1,285                .25
Student Loan Marketing Assn. 7.67% 2000                                 11,850        11,894                .30
                                                                                   ---------          ---------
                                                                                      80,407               2.04
                                                                                   ---------          ---------
U.S. Treasury Obligations - 16.59%
4.75% February 1997                                                     50,000        49,946               1.27
8.50% July 1997                                                         20,000        20,322                .51
8.875% November 1997                                                    25,000        25,672                .65
5.625% January 1998                                                     30,000        29,986                .76
6.125% March 1998                                                       50,000        50,242               1.27
6.25% July 1998                                                         50,000        50,320               1.28
8.25% July 1998                                                         25,000        25,890                .65
5.875% August 1998                                                      20,000        20,009                .51
6.75% June 1999                                                         15,000        15,265                .39
6.875% July 1999                                                        25,000        25,508                .65
7.75% November 1999                                                     25,000        26,121                .66
7.125% February 2000                                                    70,000        72,067               1.83
8.875% May 2000                                                          8,000         8,668                .22
8.75% August 2000                                                        7,500         8,128                .21
13.125% May 2001                                                         2,000         2,522                .06
14.25% February 2002                                                     2,000         2,698                .07
10.75% February 2003                                                    12,800        15,672                .40
11.125% August 2003                                                      8,500        10,683                .27
7.25% May 2004                                                          25,000        26,305                .67
7.25% August 2004                                                       20,000        21,050                .53
10.75% August 2005                                                       8,500        10,905                .27
8.75% November 2008                                                     10,000        11,228                .28
10.375% November 2009                                                   20,000        24,709                .63
10.375% November 2012                                                   78,000       100,449               2.55
                                                                                   ---------          ---------
                                                                                     654,365              16.59
                                                                                   ---------          ---------
TOTAL BONDS & NOTES                                                                1,328,662              33.71
                                                                                   ---------          ---------
----------------------------------------------                       ---------     ---------          ---------
SHORT-TERM SECURITIES
----------------------------------------------                       ---------     ---------          ---------
Corporate Short-Term Notes - 11.80%
American Express Credit Corp. 5.33% due 1/23-2/3/97                     37,900        37,714                .96
Beneficial Corp. 5.30% due 1/8/97                                       21,700        21,674                .54
E.I. du Pont de Nemours and Co. 5.27% due 1/14/97                       14,400        14,370                .36
Emerson Electric Co. 5.32% due 1/21-1/24/97                             35,000        34,882                .89
Ford Motor Credit Co. 5.31%-5.32% due 1/13-1/17/97                      35,300        35,224                .89
General Electric Capital Corp. 5.31%-6.50%
 due 1/2-1/9/97                                                         52,700        52,648               1.34
IBM Credit Corp. 5.30%-5.49% due 1/7-1/29/97                            48,600        48,443               1.23
International Lease Finance Corp. 5.26%-5.30%
 due 1/10-2/24/97                                                       51,500        51,340               1.30
Kellogg Co. 5.37% due 2/5/97 /2/                                        34,500        34,315                .87
Lucent Technologies Inc. 5.30% due 2/19/97                              31,200        30,966                .79
PepsiCo, Inc. 5.35%-5.37% due 1/17-1/24/97                              38,600        38,491                .98
U S WEST Communications, Inc. 5.30%-5.35%
 due 1/31-2/24/97                                                       65,600        65,157               1.65
                                                                                   ---------          ---------
                                                                                     465,224              11.80
                                                                                   ---------          ---------
Federal Agency Short-Term Obligations - 0.61%
Federal Home Loan Mortgage Corp. 5.295%-5.34%
 due 1/23-2/20/97                                                       23,830        23,705                .61
                                                                                   ---------          ---------
TOTAL SHORT-TERM SECURITIES                                                          488,929              12.41
                                                                                   ---------          ---------
TOTAL INVESTMENT SECURITIES
 (cost: $3,474,889,000)                                                            3,954,328             100.33
Excess of payables over cash and receivables                                          13,075                .33
                                                                                   ---------          ---------
NET ASSETS                                                                        $3,941,253             100.00%
                                                                                    ========           ========

/1/ Non-income-producing securities.

/2/ Purchased in a private placement transaction; resale to the public may require registration or sale only to qualified institutional buyers.

/3/ Pass-through securities backed by a pool of mortgages or other loans on which principal payments are periodically made.  Therefore, the effective maturity is shorter than the stated maturity.

/4/ Coupon rates may change periodically.

/5/ Valued under procedures established by the Board of Directors.

/6/ Represents a zero-coupon bond which will convert to an interest-bearing security at a later date.

See Notes to Financial Statements

----------------------------------------------
Equity-type securities appearing in the
portfolio since June 30, 1996
----------------------------------------------
ADVANTA
Browning-Ferris Industries
Echlin
Pennzoil
PepsiCo
Polaroid
Southwestern Public Service
Swire Pacific Offshore Financing
Telefonaktiebolaget LM Ericsson
Ultramar Diamond Shamrock

----------------------------------------------
Equity-type securities eliminated from the
portfolio since June 30, 1996
----------------------------------------------
Anheuser-Busch
Boatmen's Bancshares
Chevron
Columbia/HCA Healthcare
CSX
Dow Jones
Federal Home Loan Mortgage
First Hawaiian Bank
Goodyear Tire & Rubber
Great Lakes Chemical
Hanson America
Minnesota Mining and Manufacturing
Union Pacific
Unocal

American Balanced Fund
Financial Statements
------------------------------------ ---------------- ----------------
Statement of Assets and Liabilities                   (dollars in
at December 31, 1996                                   thousands)
------------------------------------ ---------------- ----------------
Assets:
Investment securities at market
 (cost: $3,474,889)                                    $3,954,328
Cash                                                          566
Receivables for -
 Sales of investments                          $5,944
 Sales of fund's shares                         7,368
 Dividends and accrued interest                28,005      41,317
                                     ---------------- ----------------
                                                        3,996,211
Liabilities:
Payables for -
 Purchases of investments                      49,833
 Repurchases of fund's shares                   3,413
 Management services                            1,010
 Accrued expenses                                 702      54,958
                                     ---------------- ----------------
Net Assets at December 31, 1996 -
 Equivalent to $14.55 per share on
 270,878,634 shares of $1 par value
 capital stock outstanding (authorized
 capital stock-500,000,000 shares)                     $3,941,253
                                                       ==========

Statement of Operations
for the year ended December 31, 1996                  (dollars in
                                                       thousands)
------------------------------------ ---------------- ----------------
Investment Income:
Income:
 Dividends                                   $ 56,691
 Interest                                     108,074   $ 164,765
                                     ----------------
Expenses:
 Management services fee                       10,835
 Distribution expenses                          8,808
 Transfer agent fee                             2,582
 Reports to shareholders                          223
 Registration statement and prospect              431
 Postage, stationery and supplies                 403
 Directors' fees                                   95
 Auditing and legal fees                           48
 Custodian fee                                    104
 Taxes other than federal
  income tax                                        2
 Other expenses                                    63      23,594
                                     ---------------- ----------------
 Net investment income                                    141,171
                                                      ----------------
Realized Gain and Unrealized
 Appreciation on Investments:
Net realized gain                                         240,061
Net increase in unrealized appreciation on
 investments:
 Beginning of year                            416,140
 End of year                                  479,439      63,299
                                     ---------------- ----------------
 Net realized gain and increase in unrealized
  appreciation on investments                             303,360
                                                      ----------------
Net Increase in Net Assets Resulting
 from Operations                                         $444,531
                                                       ==========


------------------------------------ ---------------- ----------------
Statement of Changes in Net Assets                    (dollars in
                                                       thousands)

                                    Year ended December 31
                                                  1996        1995
------------------------------------ ---------------- ----------------
Operations:
Net investment income                     $   141,171 $   110,555
Net realized gain on investments              240,061     113,063
Net increase in unrealized appreciation
 on investments                                63,299     377,528
                                     ---------------- ----------------
 Net increase in net assets
  resulting from operations                   444,531     601,146
                                     ---------------- ----------------

Dividends and Distributions Paid to
 Shareholders:
Dividends from net investment income         (135,064)   (105,991)
Distributions from net realized gain on
 investments                                 (214,394)    (97,006)
                                     ---------------- ----------------
 Total dividends and distributions           (349,458)   (202,997)
                                     ---------------- ----------------

Capital Share Transactions:
Proceeds from shares sold: 78,359,035
 and 64,847,892 shares, respectively        1,133,395     866,745
Proceeds from shares issued in reinvestment
 of net investment income dividends and
 distributions of net realized gain on
 investments: 22,959,812 and 14,004,916 shares,
 respectively                                 330,564     189,603
Cost of shares repurchased: 45,858,362
 and 36,977,727 shares, respectively         (665,292)   (488,870)
                                     ---------------- ----------------

 Net increase in net assets resulting from
  capital share transactions                  798,667     567,478
                                     ---------------- --------------

Total Increase in Net Assets                  893,740     965,627

Net Assets:
Beginning of year                           3,047,513   2,081,886
                                     ---------------- ----------------
End of year (including undistributed
 net investment income:  $16,361
 and $10,254, respectively)                $3,941,253  $3,047,513
                                           ==========  ==========



See Notes to Financial Statements

Notes to Financial Statements

1. American Balanced Fund, Inc. (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks conservation of capital, current income, and long-term growth of both capital and income by investing in stocks and fixed-income securities. The following paragraphs summarize the significant accounting policies consistently followed by the fund in the preparation of its financial statements:

     Equity-type securities traded on a national securities exchange (or reported on the NASDAQ national market) and securities traded in the over-the-counter market are stated at the last reported sales price on the day of valuation; other securities, and securities for which no sale was reported on that date, are stated at the last quoted bid price. Nonconvertible bonds, debentures and other long-term debt securities are valued at prices obtained from a bond pricing service provided by a major dealer in bonds, when such prices are available; however, in circumstances where the investment adviser deems it appropriate to do so, such securities will be valued at the mean of their representative quoted bid and asked prices or, if such prices are not available, at prices for securities of comparable maturity, quality and type. Short-term securities with original or remaining maturities in excess of 60 days are valued at the mean of their quoted bid and asked prices. Short-term securities with 60 days or less to maturity are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued at fair value by the Board of Directors or a committee thereof.

     As is customary in the mutual fund industry, securities transactions are accounted for on the date the securities are purchased or sold. In the event the fund purchases securities on a delayed delivery or "when-issued" basis, it will segregate with its custodian liquid assets in an amount sufficient to meet its payment obligations in these transactions. Realized gains and losses from securities transactions are reported on an identified cost basis. Dividend and interest income is reported on the accrual basis. Discounts and premiums on securities purchased are amortized over the life of the respective securities. Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

     Pursuant to the custodian agreement, the fund receives credits against its custodian fee for imputed interest on certain balances with the custodian bank. The custodian fee of $104,000 includes $53,000 that was paid by these credits rather than in cash.

2. It is the fund's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income, including any net realized gain on investments, to its shareholders. Therefore, no federal income tax provision is required.

     As of December 31, 1996, net unrealized appreciation on investments for federal income tax purposes aggregated $479,427,000, of which $511,400,000 related to appreciated securities and $31,973,000 related to depreciated securities. During the year ended December 31, 1996, the fund realized, on a tax basis, a net capital gain of $240,094,000 on securities transactions. The cost of portfolio securities for federal income tax purposes was $3,474,901,000 at December 31, 1996.

3. The fee of $10,835,000 for management services was paid pursuant to an agreement with Capital Research and Management Company (CRMC), with which certain officers and Directors of the fund are affiliated. The Investment Advisory and Service Agreement provides for monthly fees, accrued daily, based on an annual rate of 0.42% of the first $500 million of average net assets; 0.324% of such assets in excess of $500 million but not exceeding $1 billion; 0.30% of such assets in excess of $1 billion but not exceeding $1.5 billion; 0.282% of such assets in excess of $1.5 billion but not exceeding $2.5 billion; 0.27% of such assets in excess of $2.5 billion but not exceeding $4 billion; and 0.264% of such assets in excess of $4 billion.

     Pursuant to a Plan of Distribution, the fund may expend up to 0.25% of its average net assets annually for any activities primarily intended to result in sales of fund shares, provided the categories of expenses for which reimbursement is made are approved by the fund's Board of Directors. Fund expenses under the Plan include payments to dealers to compensate them for their selling and servicing efforts. During the year ended December 31, 1996, distribution expenses under the Plan were limited to $8,808,000, representing 0.25% of average net assets. Had no limitation been in effect, the fund would have paid 9,022,000 in distribution expenses under the Plan. As of December 31 1996, accrued and unpaid distribution expenses were $521,000.

     American Funds Service Company (AFS), the transfer agent for the fund, was paid a fee of $2,582,000. American Funds Distributors, Inc. (AFD), the principal underwriter of the fund's shares, received $2,545,000 (after allowances to dealers) as its portion of the sales charges paid by purchasers of the fund's shares. Such sales charges are not an expense of the fund and, hence, are not reflected in the accompanying statement of operations.

     Directors who are unaffiliated with CRMC may elect to defer part or all of the fees earned for services as members of the Board. Amounts deferred are not funded and are general unsecured liabilities of the fund. As of December 31, 1996, aggregate amounts deferred and earnings thereon were $174,000.
 CRMC is owned by The Capital Group Companies, Inc. AFS and AFD are both wholly owned subsidiaries of CRMC. Certain Directors and officers of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No such persons received any remuneration directly from the fund.
4. As of December 31, 1996, accumulated undistributed net realized gain on investments was $41,664,000 and additional paid-in capital was $3,132,910,000.

     The fund made purchases and sales of investment securities, excluding short-term securities, of $1,879,146,000 and $1,319,612,000, respectively, during the year ended December 31, 1996.


SHAREHOLDERS SHOULD CONSULT THEIR TAX ADVISERS.



Per-Share Data and Ratios

                                                                        Year    ended  December         31
                                                            -------  -------  -------   -------   -------
                                                                1996     1995     1994     1993      1992
                                                            -------  -------  -------   -------   -------
Net Asset Value, Beginning of Year                           $14.15   $12.00   $12.57    $12.28    $12.05
                                                            -------  -------  -------   -------   -------
 Income from Investment Operations:
  Net investment income                                         .57      .57      .57       .59       .61
  Net realized and unrealized gain
   (loss) on investments                                       1.24     2.61     (.53)      .76       .49
                                                            -------  -------  -------   -------   -------
   Total income from
    investment operations                                      1.81     3.18      .04      1.35      1.10
                                                            -------  -------  -------   -------   -------
 Less Distributions:
  Dividends from net investment
   income                                                      (.56)    (.56)    (.56)     (.60)     (.60)
  Distributions from net realized
   gains                                                       (.85)    (.47)    (.05)     (.46)     (.27)
                                                            -------  -------  -------   -------   -------
   Total Distributions                                        (1.41)   (1.03)    (.61)    (1.06)     (.87)
                                                            -------  -------  -------   -------   -------
Net Asset Value, End of Year                                 $14.55   $14.15   $12.00    $12.57    $12.28
                                                             ======  =======  =======   =======   =======

Total Return /1/                                              13.17%   27.13%     .34%    11.27%     9.48%

Ratios/Supplemental Data:
 Net assets, end of year
  (in millions)                                              $3,941   $3,048   $2,082    $1,710    $1,067
 Ratio of expenses to average
  net assets                                                   .67%      .67%     .68%      .71%      .74%
 Ratio of net income to average
  net assets                                                  4.01%     4.38%    4.76%     4.74%     5.19%
 Average commissions paid per share /2/                      5.78 c    6.16 c   6.25 c    6.81 c    7.21 c
 Portfolio turnover rate                                     43.85%    39.03%   32.05%    27.81%    17.00%

/1/  Calculated without deducting a sales charge. The maximum sales charge is 5.75% of the fund's offering price.

/2/  Brokerage commissions paid on portfolio transactions increase the cost of securities purchased or reduce the proceeds of securities sold and are not separately reflected in the fund's statement of operations. Shares traded on a principal basis (without commissions), such as fixed-income transactions, are excluded.




Independent Auditors' Report
To the Board of Directors and Shareholders of American Balanced Fund, Inc.:

     We have audited the accompanying statement of assets and liabilities of American Balanced Fund, Inc. (the "Fund"), including the schedule of portfolio investments, as of December 31, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the per-share data and ratios for each of the five years in the period then ended. These financial statements and per-share data and ratios are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the per-share data and ratios based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and per-share data and ratios are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 1996 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and per-share data and ratios referred to above present fairly, in all material respects, the financial position of American Balanced Fund, Inc. as of December 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the per-share data and ratios for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Los Angeles, California
January 29, 1997

1996 Tax Information (unaudited)

We are required to advise you within 60 days of the fund's fiscal year-end regarding the federal tax status of distributions received by shareholders during such fiscal year. The distributions made during the fiscal year by the fund were earned from the following sources:


                Dividends and Distributions per Share

To Shareholders      Payment Date        From Net   From Net      From Net
of Record                                Investment Realized      Realized
                                         Income     Short-Term    Long-Term
                                                    Gains         Gains
February 9, 1996     February 12, 1996    $0.14         -          $0.08

May 17, 1996         May 20, 1996          0.14         -             -

August 16, 1996      August 19, 1996       0.14         -             -

December 13, 1996    December 16, 1996     0.14         -           0.77


Corporate shareholders may exclude up to 70% of qualifying dividends received during the year. For purposes of computing this exclusion, 34% of the dividends paid by the fund from net investment income represent qualifying dividends.

Certain states may exempt from income taxation that portion of the dividends paid from net investment income that was derived from direct U.S. Treasury obligations. For purposes of computing this exclusion, 22% of the dividends paid by the fund from net investment income was derived from interest on direct U.S. Treasury obligations.

Dividends and distributions received by retirement plans such as IRAs, Keogh-type plans, and 403(b) plans need not be reported as taxable income. However, many plan retirement trusts may need this information for their annual information reporting.